SUB-ITEM 77C


              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                         GOVERNMENT & AGENCY PORTFOLIO


A Special Meeting of Shareholders of Government & Agency Portfolio, an investment portfolio of Short-Term Investments Trust, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

         (1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert
              R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph. D. and Mark H. Williamson.


The results of the voting on the above matter were as follows:


Trustees Elected
----------------

         (1)* Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D.,.Mark H. Williamson


For a more detailed description of the proposal that was submitted to the shareholders, please see the attached proxy statement attached hereto as Attachment A.

--------
* Proposal required approval by a combined vote of all the portfolios of Short-Term Investments Trust.

                                                                   ATTACHMENT A


     AIM EQUITY FUNDS                                    AIM FUNDS GROUP
  AIM AGGRESSIVE GROWTH                                 AIM BALANCED FUND
           FUND                                      AIM BASIC BALANCED FUND
 AIM BASIC VALUE II FUND                                AIM EUROPEAN SMALL
    AIM BLUE CHIP FUND                                     COMPANY FUND
 AIM CAPITAL DEVELOPMENT                              AIM GLOBAL VALUE FUND
           FUND                                         AIM INTERNATIONAL
     AIM CHARTER FUND                                        EMERGING
  AIM CONSTELLATION FUND                                   GROWTH FUND
 AIM CORE STRATEGIES FUND                            AIM MID CAP BASIC VALUE
   AIM DENT DEMOGRAPHIC                                        FUND
       TRENDS FUND                                   AIM PREMIER EQUITY FUND
 AIM DIVERSIFIED DIVIDEND                             AIM SELECT EQUITY FUND
           FUND             AIM FLOATING RATE FUND   AIM SMALL CAP EQUITY FUND
 AIM EMERGING GROWTH FUND   AIM FLOATING RATE FUND
   AIM LARGE CAP BASIC                                 AIM INVESTMENT FUNDS
        VALUE FUND            AIM GROWTH SERIES       AIM DEVELOPING MARKETS
 AIM LARGE CAP GROWTH FUND   AIM BASIC VALUE FUND              FUND
 AIM MID CAP GROWTH FUND   AIM MID CAP CORE EQUITY    AIM GLOBAL HEALTH CARE
   AIM U.S. GROWTH FUND              FUND                      FUND
   AIM WEINGARTEN FUND     AIM SMALL CAP GROWTH FUND      AIM LIBRA FUND

      AIM INVESTMENT             AIM SPECIAL             AIM SUMMIT FUND
     SECURITIES FUNDS        OPPORTUNITIES FUNDS         AIM SUMMIT FUND
   AIM HIGH YIELD FUND     AIM OPPORTUNITIES I FUND
     AIM INCOME FUND       AIM OPPORTUNITIES II FUND        SHORT-TERM
     AIM INTERMEDIATE       AIM OPPORTUNITIES III       INVESTMENTS TRUST
     GOVERNMENT FUND                 FUND              GOVERNMENT & AGENCY
   AIM LIMITED MATURITY                                     PORTFOLIO
      TREASURY FUND          AIM TAX-EXEMPT FUNDS    GOVERNMENT TAXADVANTAGE
  AIM MONEY MARKET FUND        AIM HIGH INCOME              PORTFOLIO
 AIM MUNICIPAL BOND FUND        MUNICIPAL FUND          TREASURY PORTFOLIO
 AIM SHORT TERM BOND FUND  AIM TAX-EXEMPT CASH FUND
  AIM TOTAL RETURN BOND          AIM TAX-FREE
           FUND               INTERMEDIATE FUND

                         11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                                                                August 25, 2003

Dear Shareholder:

   As you may be aware, AMVESCAP PLC, the parent company of your Fund's investment advisor, has undertaken an integration initiative for its North American mutual fund operations. In the first phase of the integration initiative, A I M Distributors, Inc. became the sole distributor for all retail INVESCO Funds and is now the distributor for all retail INVESCO Funds and the retail AIM Funds.

   As a result of this integration initiative, the independent trustees of your Board of Trustees believe that your interests would best be served if the AIM Funds and the INVESCO Funds had a unified board of directors/trustees. The attached proxy statement seeks your vote in favor of the persons nominated to serve as trustees.

   Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, or have questions, please notify us by calling (800) 952-3502. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications Inc., reminding you to vote your shares.

Sincerely,

      /s/ Robert H. Graham
                               Robert H. Graham
                            Chairman and President

     AIM EQUITY FUNDS                                    AIM FUNDS GROUP
  AIM AGGRESSIVE GROWTH                                 AIM BALANCED FUND
           FUND                                      AIM BASIC BALANCED FUND
 AIM BASIC VALUE II FUND                                AIM EUROPEAN SMALL
    AIM BLUE CHIP FUND                                     COMPANY FUND
 AIM CAPITAL DEVELOPMENT                              AIM GLOBAL VALUE FUND
           FUND                                         AIM INTERNATIONAL
     AIM CHARTER FUND                                        EMERGING
  AIM CONSTELLATION FUND                                   GROWTH FUND
 AIM CORE STRATEGIES FUND                            AIM MID CAP BASIC VALUE
   AIM DENT DEMOGRAPHIC                                        FUND
       TRENDS FUND                                   AIM PREMIER EQUITY FUND
 AIM DIVERSIFIED DIVIDEND                             AIM SELECT EQUITY FUND
           FUND             AIM FLOATING RATE FUND   AIM SMALL CAP EQUITY FUND
 AIM EMERGING GROWTH FUND   AIM FLOATING RATE FUND
   AIM LARGE CAP BASIC                                 AIM INVESTMENT FUNDS
        VALUE FUND            AIM GROWTH SERIES       AIM DEVELOPING MARKETS
 AIM LARGE CAP GROWTH FUND   AIM BASIC VALUE FUND              FUND
 AIM MID CAP GROWTH FUND   AIM MID CAP CORE EQUITY    AIM GLOBAL HEALTH CARE
   AIM U.S. GROWTH FUND              FUND                      FUND
   AIM WEINGARTEN FUND     AIM SMALL CAP GROWTH FUND      AIM LIBRA FUND

      AIM INVESTMENT             AIM SPECIAL             AIM SUMMIT FUND
     SECURITIES FUNDS        OPPORTUNITIES FUNDS         AIM SUMMIT FUND
   AIM HIGH YIELD FUND     AIM OPPORTUNITIES I FUND
     AIM INCOME FUND       AIM OPPORTUNITIES II FUND        SHORT-TERM
     AIM INTERMEDIATE       AIM OPPORTUNITIES III       INVESTMENTS TRUST
     GOVERNMENT FUND                 FUND              GOVERNMENT & AGENCY
   AIM LIMITED MATURITY                                     PORTFOLIO
      TREASURY FUND          AIM TAX-EXEMPT FUNDS    GOVERNMENT TAXADVANTAGE
  AIM MONEY MARKET FUND        AIM HIGH INCOME              PORTFOLIO
 AIM MUNICIPAL BOND FUND        MUNICIPAL FUND          TREASURY PORTFOLIO
 AIM SHORT TERM BOND FUND  AIM TAX-EXEMPT CASH FUND
  AIM TOTAL RETURN BOND          AIM TAX-FREE
           FUND               INTERMEDIATE FUND

                         11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                  NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                        TO BE HELD ON OCTOBER 21, 2003

   To the Shareholders of each of the series portfolios of AIM Equity Funds, AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, AIM Investment Funds, AIM Investment Securities Funds, AIM Special Opportunities Funds, AIM Summit Fund, AIM Tax-Exempt Funds and Short-Term Investments Trust (each, a "Trust," and together, the "Trusts") listed above:

   We cordially invite you to attend our Special Meetings of Shareholders to:

   1. Elect 16 trustees to the Board of Trustees of each Trust, each of whom will serve until his or her successor is elected and qualified.

   2. Transact any other business, not currently contemplated, that may properly come before the Special Meetings, in the discretion of the proxies or their substitutes.

   We are holding the Special Meetings at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on October 21, 2003, at 3:00 p.m., Central Time.

   Shareholders of record of one or more of the Funds as of the close of business on July 25, 2003 are entitled to notice of, and to vote at, the applicable Special Meetings or any adjournment of the Special Meetings.

   WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF EACH TRUST. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETINGS. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE APPLICABLE TRUST'S SECRETARY OR BY VOTING IN PERSON AT THE SPECIAL MEETINGS.

      /s/ Nancy L. Martin
                                Nancy L. Martin
                                   Secretary

August 25, 2003

     AIM EQUITY FUNDS                                    AIM FUNDS GROUP
  AIM AGGRESSIVE GROWTH                                 AIM BALANCED FUND
           FUND                                      AIM BASIC BALANCED FUND
 AIM BASIC VALUE II FUND                                AIM EUROPEAN SMALL
    AIM BLUE CHIP FUND                                     COMPANY FUND
 AIM CAPITAL DEVELOPMENT                              AIM GLOBAL VALUE FUND
           FUND                                         AIM INTERNATIONAL
     AIM CHARTER FUND                                        EMERGING
  AIM CONSTELLATION FUND                                   GROWTH FUND
 AIM CORE STRATEGIES FUND                            AIM MID CAP BASIC VALUE
   AIM DENT DEMOGRAPHIC                                        FUND
       TRENDS FUND                                   AIM PREMIER EQUITY FUND
 AIM DIVERSIFIED DIVIDEND                             AIM SELECT EQUITY FUND
           FUND             AIM FLOATING RATE FUND   AIM SMALL CAP EQUITY FUND
 AIM EMERGING GROWTH FUND   AIM FLOATING RATE FUND
   AIM LARGE CAP BASIC                                 AIM INVESTMENT FUNDS
        VALUE FUND            AIM GROWTH SERIES       AIM DEVELOPING MARKETS
 AIM LARGE CAP GROWTH FUND   AIM BASIC VALUE FUND              FUND
 AIM MID CAP GROWTH FUND   AIM MID CAP CORE EQUITY    AIM GLOBAL HEALTH CARE
   AIM U.S. GROWTH FUND              FUND                      FUND
   AIM WEINGARTEN FUND     AIM SMALL CAP GROWTH FUND      AIM LIBRA FUND

      AIM INVESTMENT             AIM SPECIAL             AIM SUMMIT FUND
     SECURITIES FUNDS        OPPORTUNITIES FUNDS         AIM SUMMIT FUND
   AIM HIGH YIELD FUND     AIM OPPORTUNITIES I FUND
     AIM INCOME FUND       AIM OPPORTUNITIES II FUND        SHORT-TERM
     AIM INTERMEDIATE       AIM OPPORTUNITIES III       INVESTMENTS TRUST
     GOVERNMENT FUND                 FUND              GOVERNMENT & AGENCY
   AIM LIMITED MATURITY                                     PORTFOLIO
      TREASURY FUND          AIM TAX-EXEMPT FUNDS    GOVERNMENT TAXADVANTAGE
  AIM MONEY MARKET FUND        AIM HIGH INCOME              PORTFOLIO
 AIM MUNICIPAL BOND FUND        MUNICIPAL FUND          TREASURY PORTFOLIO
 AIM SHORT TERM BOND FUND  AIM TAX-EXEMPT CASH FUND
  AIM TOTAL RETURN BOND          AIM TAX-FREE
           FUND               INTERMEDIATE FUND

                         11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                       SPECIAL MEETINGS OF SHAREHOLDERS
                        TO BE HELD ON OCTOBER 21, 2003

                                 INTRODUCTION

   Proposal 1 that you are being asked to vote on results from an integration initiative announced on March 27, 2003, by AMVESCAP PLC ("AMVESCAP"), the parent company of A I M Advisors, Inc. ("AIM") and INVESCO Funds Group, Inc. ("INVESCO"), with respect to its North American mutual fund operations. The primary components of AMVESCAP's integration initiative are:

  . Using a single distributor for all AMVESCAP mutual funds in the United States, with A I M Distributors, Inc. ("AIM Distributors"), the distributor for the retail mutual funds advised by AIM (the "AIM Funds"), replacing INVESCO Distributors, Inc. as the distributor for the retail mutual funds advised by INVESCO (the "INVESCO Funds") effective July 1, 2003.

  . Integrating back office support and creating a single platform for back office support of AMVESCAP's mutual fund operations in the United States, including such support services as transfer agency and information technology, with the result that shares of the AIM Funds and shares of the INVESCO Funds generally will be able to be exchanged for shares of the same or a similar class of each other.

  . Rationalizing and streamlining the various AIM Funds and INVESCO Funds, thereby reducing the number of smaller and less efficient funds that compete for limited shareholder assets and consolidating certain funds having similar investment objectives and strategies.

  . Rationalizing the contractual arrangements for the provision of investment advisory and administrative services to the AIM Funds and the INVESCO Funds, with the objective of having AIM become the investment advisor and administrator for each INVESCO Fund.

  . Simplifying the organizational structure of the AIM Funds and the INVESCO Funds so that they are all organized as Delaware statutory trusts, using as few entities as practicable.

   In considering the integration initiative proposed by AMVESCAP, the directors/trustees of the AIM Funds and the directors of the INVESCO Funds who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Funds or their advisors determined that the shareholders of both the AIM Funds and the INVESCO Funds would benefit if one set of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, these directors/trustees agreed to combine the separate boards and create a unified board of directors/trustees. Proposal 1 relates to the election of trustees of your Fund.

               INFORMATION ABOUT THE SPECIAL MEETINGS AND VOTING

PROXY STATEMENT

   We are sending you this Proxy Statement and the enclosed proxy card on behalf of the series portfolios of AIM Equity Funds, AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, AIM Investment Funds, AIM Investment Securities Funds, AIM Special Opportunities Funds, AIM Summit Fund, AIM Tax-Exempt Funds, and Short-Term Investments Trust (each a "Trust," and together, the "Trusts") listed above (each a "Fund," and together, the "Funds") because the Boards of Trustees of the Trusts (the "Boards") are soliciting your proxy to vote at the Special Meetings of Shareholders and at any adjournments of the Special Meetings (collectively, the "Special Meetings"). This Proxy Statement gives you information about the business to be conducted at the Special Meetings. However, you do not need to attend a Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

   The Trusts intend to mail this Proxy Statement, the enclosed Notice of Special Meetings of Shareholders and the enclosed proxy card on or about August 25, 2003 to all shareholders entitled to vote. Shareholders of record of any class of a Fund as of the close of business on July 25, 2003 (the "Record Date") are entitled to vote at the applicable Special Meeting. The number of shares outstanding of each class of each Fund on the Record Date can be found in Exhibit A. Each share of a Fund that you own entitles you to one vote on each proposal set forth in the table below that applies to the Fund (a fractional share has a fractional vote).

   We have previously sent to shareholders the most recent annual report for their Fund, including financial statements, and the most recent semiannual report succeeding the annual report, if any. If you have not received such report(s) or would like to receive an additional copy, please contact A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or call (800) 347-4246. We will furnish such report(s) free of charge.

PROPOSAL TABLE

   The following table summarizes each proposal to be presented at the Special Meetings and the Funds whose shareholders the Boards are soliciting with respect to each proposal:

                                                  AFFECTED
                     PROPOSAL                      FUNDS
                     --------                     ---------
                     1. Electing trustees........ All Funds
                     2. Considering other matters All Funds

TIME AND PLACE OF SPECIAL MEETINGS

   We are holding the Special Meetings at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on October 21, 2003, at 3:00 p.m., Central Time.

VOTING IN PERSON

   If you do attend a Special Meeting and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call the Trusts at (800) 952-3502 if you plan to attend a Special Meeting.

VOTING BY PROXY

   Whether you plan to attend a Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend a Special Meeting and vote.

   If you properly fill in and sign your proxy card and send it to us in time to vote at a Special Meeting, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of your Trust as follows and in accordance with management's recommendation on other matters:

  .   FOR the election of all 16 nominees for trustee of your Trust.

   Your proxy will have the authority to vote and act on your behalf at any adjournment of the Special Meetings.

   If you authorize a proxy, you may revoke it at any time before it is exercised by sending in another proxy card with a later date or by notifying the applicable Trust's Secretary in writing to the address of such Trust set forth on the cover page of this Proxy Statement before the Special Meetings that you have revoked your proxy. In addition, although merely attending a Special Meeting will not revoke your proxy, if you are present at a Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meetings in the discretion of the proxies or their substitutes.

QUORUM REQUIREMENT AND ADJOURNMENT

   A quorum of shareholders is necessary to hold a valid meeting. A quorum for a Trust will exist if shareholders entitled to vote one-third of the issued and outstanding shares of the such Trust on the Record Date are present at the Special Meetings in person or by proxy.

   Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will be entitled to vote your shares even if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine.

   Abstentions and broker non-votes will count as shares present at the Special Meetings for purposes of establishing a quorum.

   If a quorum is not present at a Special Meeting or a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against such an adjournment. A shareholder vote may be taken on the proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

VOTE NECESSARY TO APPROVE PROPOSAL 1

   The affirmative vote of a plurality of votes cast by the shareholders of a Trust is necessary to elect trustees of that Trust at the Special Meetings, meaning that the trustee nominee with the most affirmative votes for a particular slot is elected for that slot. In an uncontested election for trustees, the plurality requirement is not a factor. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of this proposal.

PROXY SOLICITATION

   The Trusts have engaged the services of Georgeson Shareholder Communications Inc. ("Solicitor") to assist in the solicitation of proxies for the Special Meetings. Solicitor's costs are estimated to be in the aggregate approximately $37,750. The Trusts expect to solicit proxies principally by mail, but the Trusts or Solicitor may also solicit proxies by telephone, facsimile or personal interview. The Trusts' officers will not receive any additional or special compensation for any such solicitation. Each Fund will pay for an equal share of the cost of soliciting proxies, the printing and mailing of this Proxy Statement, the attached Notice of Special Meetings of Shareholders, the enclosed proxy card, and any further solicitation.

OTHER MATTERS

   Management does not know of any matters to be presented at the Special Meetings other than those discussed in this Proxy Statement. If any other matters properly come before the Special Meetings, the shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

SHAREHOLDER PROPOSALS

   As a general matter, the Funds do not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of your Fund, you should send such proposal to the applicable Trust at the address set forth on the first page of this Proxy Statement. To be considered for presentation at a meeting of shareholders, the applicable Trust must receive proposals a reasonable time before proxy materials are prepared for the meeting. Your proposal also must comply with applicable law.

   For a discussion of procedures that you must follow if you want to propose an individual for nomination as a trustee, please refer to the section of this Proxy Statement entitled "Proposal 1--Committees of the Board--Committee on Directors/Trustees."

                                  PROPOSAL 1
                             ELECTION OF TRUSTEES

BACKGROUND

   In considering the integration initiative proposed by AMVESCAP, the independent directors/trustees of the AIM Funds and the independent directors of the INVESCO Funds determined that the shareholders of all the AIM Funds and the INVESCO Funds would benefit if a unified board of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, the Boards of Directors/Trustees of the AIM Funds and the Boards of Directors of the INVESCO Funds agreed to combine the separate boards and create a unified board of directors/trustees.

STRUCTURE OF THE BOARD OF TRUSTEES

   Each Board currently consists of 12 persons. Ten of the current trustees are "independent," meaning they are not "interested persons" of the Trusts within the meaning of the 1940 Act. Two of the current trustees are "interested persons" because of their business and financial relationships with the Trusts and AIM, each Trust's investment advisor, and/or AIM's parent, AMVESCAP.

NOMINEES FOR TRUSTEES

   Each Trust's Committee on Directors/Trustees (which consists solely of independent trustees) has approved the nomination of each of the 12 current trustees, as set forth below, to serve as trustee until his or her successor is elected and qualified. In addition, each Trust's Committee on Directors/Trustees has approved the nomination of four new nominees, as set forth below, to serve as trustee until his or her successor is elected and qualified. These four new nominees were nominated to effect the proposed combination of the Boards of Directors/Trustees of the AIM Funds and the Boards of Directors of the INVESCO Funds.

   Each nominee who is a current trustee serves as a director or trustee of the 17 registered investment companies comprising the AIM Funds. Each nominee who is a current trustee oversees 86 portfolios that comprise the AIM Funds. The business address of each nominee who is a current trustee is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

   Each new nominee serves as a director of ten registered investment companies comprising the INVESCO Funds. Each new nominee currently oversees 46 portfolios which comprise the INVESCO Funds. The business address of each new nominee is 4350 South Monaco Street, Denver, Colorado 80237.

   If elected, each nominee would oversee a total of 27 registered investment companies currently comprising 132 portfolios.

  Nominees Who Currently Are Independent Trustees

                       TRUSTEE                           PRINCIPAL OCCUPATION(S) DURING
NAME AND YEAR OF BIRTH  SINCE      NAME OF TRUST(S)               PAST 5 YEARS          OTHER DIRECTORSHIP(S) HELD
----------------------------------------------------------------------------------------------------------
 Frank S. Bayley --     2001   AIM Equity Funds, AIM        Of Counsel, law firm of      Badgley Funds, Inc.
 1939                          Funds Group, AIM             Baker & McKenzie             (registered investment
                               Investment Securities                                     company)
                               Funds, AIM Special
                               Opportunities Funds, AIM
                               Summit Fund, AIM Tax-
                               Exempt Funds and Short-
                               Term Investments Trust

                        1998   AIM Growth Series

                        1997   AIM Floating Rate Fund

                        1987   AIM Investment Funds

 Bruce L. Crockett --   2001   AIM Floating Rate Fund,      Chairman, Crockett           ACE Limited
 1944                          AIM Growth Series and        Technology Associates        (insurance company);
                               AIM Investment Funds         (technology consulting       Captaris, Inc. (unified
                                                            company) and Captaris,       messaging provider)
                                                            Inc. (unified messaging
                                                            provider)

                        1998   AIM Special Opportunities
                               Funds

                       TRUSTEE                           PRINCIPAL OCCUPATION(S) DURING
NAME AND YEAR OF BIRTH  SINCE      NAME OF TRUST(S)               PAST 5 YEARS          OTHER DIRECTORSHIP(S) HELD
----------------------------------------------------------------------------------------------------------

                        1993   AIM Equity Funds, AIM
                               Tax-Exempt Funds and
                               Short-Term Investments
                               Trust

                        1992   AIM Summit Fund and
                               AIM Investment Securities
                               Funds

                        1987   AIM Funds Group

Albert R. Dowden --     2001   AIM Floating Rate Fund,      Director of a number of       Cortland Trust, Inc.
1941                           AIM Growth Series and        public and private            (Chairman) (registered
                               AIM Investment Funds         business corporations,        investment company);
                                                            including the Boss            Annuity and Life Re
                                                            Group, Ltd. (private          (Holdings), Ltd.
                                                            investment and                (insurance company)
                                                            management) and
                                                            Magellan Insurance
                                                            Company; formerly,
                                                            President, Chief
                                                            Executive Officer and
                                                            Director, Volvo Group
                                                            North America, Inc.;
                                                            Senior Vice President,
                                                            AB Volvo and director
                                                            of various affiliated
                                                            Volvo Group companies
                        2000   AIM Equity Funds, AIM
                               Funds Group, AIM
                               Investment Securities
                               Funds, AIM Special
                               Opportunities Funds, AIM
                               Summit Fund, AIM Tax-
                               Exempt Funds and Short-
                               Term Investments Trusts

Edward K. Dunn, Jr. --  2001   AIM Floating Rate Fund,      Formerly, Chairman,           None
1935                           AIM Growth Series and        Mercantile Mortgage
                               AIM Investment Funds         Corp.; President and
                                                            Chief Operating Officer,
                                                            Mercantile-Safe Deposit
                                                            & Trust Co.; and
                                                            President, Mercantile
                                                            Bankshares Corp.

                        1998   AIM Equity Funds, AIM
                               Funds Group, AIM
                               Investment Securities
                               Funds, AIM Special
                               Opportunities Funds, AIM
                               Summit Fund, AIM Tax-
                               Exempt Fund and Short-
                               Term Investments Trust

                       TRUSTEE                           PRINCIPAL OCCUPATION(S) DURING
NAME AND YEAR OF BIRTH  SINCE      NAME OF TRUST(S)               PAST 5 YEARS          OTHER DIRECTORSHIP(S) HELD
----------------------------------------------------------------------------------------------------------

Jack M. Fields --       2001   AIM Floating Rate Fund,      Chief Executive Officer,      Administaff
1952                           AIM Growth Series and        Twenty First Century
                               AIM Investment Funds         Group, Inc. (government
                                                            affairs company) and
                                                            Texana Timber LP

                        1998   AIM Special Opportunities
                               Funds

                        1997   AIM Equity Funds, AIM
                               Funds Group, AIM
                               Investment Securities
                               Funds, AIM Summit Fund,
                               AIM Tax-Exempt Funds
                               and Short-Term
                               Investments Trust

Carl Frischling --      2001   AIM Floating Rate Fund,      Partner, law firm of          Cortland Trust, Inc.
1937                           AIM Growth Series and        Kramer Levin Naftalis &       (registered investment
                               AIM Investment Funds         Frankel LLP                   company)

                        1998   AIM Special Opportunities
                               Funds

                        1993   AIM Funds Group, AIM
                               Tax-Exempt Funds

                        1990   AIM Investment Securities
                               Funds

                        1988   AIM Equity Funds

                        1986   Short-Term Investments
                               Trust

                        1982   AIM Summit Fund

Prema Mathai-Davis --   2001   AIM Floating Rate Fund,      Formerly, Chief               None
1950                           AIM Growth Series and        Executive Officer,
                               AIM Investment Funds         YWCA of the USA

                        1998   AIM Equity Funds, AIM
                               Funds Group, AIM
                               Investment Securities
                               Funds, AIM Special
                               Opportunities Funds, AIM
                               Summit Fund, AIM Tax-
                               Exempt Funds and Short-
                               Term Investments Trust

Lewis F. Pennock --     2001   AIM Floating Rate Fund,      Partner, law firm of          None
1942                           AIM Growth Series and        Pennock & Cooper
                               AIM Investment Funds

                        1998   AIM Special Opportunities
                               Funds

                        1993   AIM Tax-Exempt Funds

                       TRUSTEE                           PRINCIPAL OCCUPATION(S) DURING
NAME AND YEAR OF BIRTH  SINCE      NAME OF TRUST(S)               PAST 5 YEARS          OTHER DIRECTORSHIP(S) HELD
----------------------------------------------------------------------------------------------------------

                        1992   AIM Funds Group

                        1988   AIM Investment Securities
                               Funds and AIM Equity
                               Funds

                        1986   Short-Term Investments
                               Trust

                        1982   AIM Summit Fund

  Ruth H. Quigley --    2001   AIM Equity Funds, AIM        Retired                                None
  1935                         Funds Group, AIM
                               Investment Securities
                               Funds, AIM Special
                               Opportunities Funds, AIM
                               Summit Fund, AIM Tax-
                               Exempt Funds and Short-
                               Term Investments Trust

                        1998   AIM Growth Series

                        1997   AIM Floating Rate Fund

                        1987   AIM Investment Funds

  Louis S. Sklar --     2001   AIM Floating Rate Fund,      Executive Vice                         None
  1939                         AIM Growth Series and        President, Development
                               AIM Investment Funds         and Operations, Hines
                                                            Interests Limited
                                                            Partnership (real estate
                                                            development company)

                        1998   AIM Special Opportunities
                               Funds

                        1993   AIM Funds Group and
                               AIM Tax-Exempt Funds

                        1990   AIM Investment Securities
                               Funds

                        1989   AIM Equity Funds, AIM
                               Summit Fund and Short-
                               Term Investments Trust

  Nominees Who Currently Are Interested Persons

NAME, YEAR OF BIRTH AND POSITION(S) TRUSTEE                         PRINCIPAL OCCUPATION(S) DURING PAST 5        OTHER
       HELD WITH THE TRUSTS          SINCE     NAME OF TRUST(S)                     YEARS                 DIRECTORSHIP(S) HELD
----------------------------------------------------------------------------------------------------------------------
     Robert H. Graham/(1)/ --        1998   AIM Floating Rate Fund,    Director and Chairman, A I M               None
     1946                                   AIM Growth Series,         Management Group Inc.
     Chairman and President                 AIM Investment Funds       (financial services holding
                                            and AIM Special            company); and Director and
                                            Opportunities Funds        Vice Chairman, AMVESCAP
                                                                       PLC (parent of AIM and a
                                                                       global investment
                                                                       management firm) and
                                                                       Chairman, AMVESCAP
                                                                       PLC--AIM Division;
                                                                       formerly, President and Chief
                                                                       Executive Officer, A I M
                                                                       Management Group Inc.;
                                                                       Director, Chairman and
                                                                       President, A I M Advisors,
                                                                       Inc. (registered investment
                                                                       advisor); Director and
                                                                       Chairman, A I M Capital
                                                                       Management, Inc. (registered
                                                                       investment advisor), A I M
                                                                       Distributors, Inc. (registered
                                                                       broker dealer), A I M Fund
                                                                       Services, Inc. (registered
                                                                       transfer agent), and Fund
                                                                       Management Company
                                                                       (registered broker dealer); and
                                                                       Chief Executive Officer,
                                                                       AMVESCAP PLC--
                                                                       Managed Products

                                     1993   AIM Tax-Exempt Funds

                                     1992   AIM Funds Group

                                     1988   AIM Equity Funds and
                                            AIM Investment
                                            Securities Funds

                                     1986   Short-Term Investment
                                            Trust

                                     1982   AIM Summit Fund

NAME, YEAR OF BIRTH AND POSITION(S) TRUSTEE                         PRINCIPAL OCCUPATION(S) DURING PAST 5        OTHER
       HELD WITH THE TRUSTS          SINCE     NAME OF TRUST(S)                     YEARS                 DIRECTORSHIP(S) HELD
----------------------------------------------------------------------------------------------------------------------
    Mark H. Williamson/(2)/ --       2003   AIM Equity Funds, AIM      Director, President and Chief        Director of
      1951                                  Floating Rate Fund, AIM    Executive Officer, A I M             each of the ten
    Executive Vice President                Funds Group, AIM           Management Group Inc.;               INVESCO
                                            Growth Series, AIM         Director, Chairman and               Funds
                                            Investment Funds, AIM      President, A I M Advisors,
                                            Investment Securities      Inc. (registered investment
                                            Funds, AIM Special         advisor); Director, A I M
                                            Opportunities Funds,       Distributors, Inc. (registered
                                            AIM Summit Fund, AIM       broker dealer); and Chief
                                            Tax-Exempt Funds and       Executive Officer of the AIM
                                            Short-Term Investments     Division of AMVESCAP
                                            Trust                      PLC (2003-present);
                                                                       formerly, Chief Executive
                                                                       Officer, Managed Products
                                                                       Division, AMVESCAP PLC
                                                                       (2001-2002); Chairman of the
                                                                       Board (1998-2002), President
                                                                       (1998-2002) and Chief
                                                                       Executive Officer (1998-
                                                                       2002) of INVESCO Funds
                                                                       Group, Inc. (registered
                                                                       investment advisor) and
                                                                       INVESCO Distributors, Inc.
                                                                       (registered broker dealer);
                                                                       Chief Operating Officer and
                                                                       Chairman of the Board of
                                                                       INVESCO Global Health
                                                                       Sciences Fund; Chairman and
                                                                       Chief Executive Officer of
                                                                       NationsBanc Advisors, Inc.;
                                                                       and Chairman of NationsBanc
                                                                       Investments, Inc.

--------
/(1)/ Mr. Graham is considered an interested person of the Trusts because he is a director of AMVESCAP PLC, parent of the advisor to, and principal underwriter of, the Trusts.
/(2)/ Mr. Williamson is considered an interested person of the Trusts because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trusts.

  New Nominees Who Will Be Independent Trustees

NAME AND YEAR OF BIRTH    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   OTHER DIRECTORSHIP(S) HELD
----------------------    -------------------------------------------------------------------------
Bob R. Baker -- 1936       Consultant (2000-present); formerly,       None
                           President and Chief Executive Officer
                           (1988-2000) of AMC Cancer Research
                           Center, Denver, Colorado; until mid-
                           December 1988, Vice Chairman of the
                           Board of First Columbia Financial
                           Corporation, Englewood, Colorado;
                           formerly, Chairman of the Board and
                           Chief Executive Officer of First
                           Columbia Financial Corporation.

James T. Bunch -- 1942     Co-President and Founder of Green,         None
                           Manning & Bunch Ltd., Denver,
                           Colorado (1988-present) (investment
                           banking firm); Director, Policy Studies,
                           Inc. and Van Gilder Insurance
                           Corporation; formerly, General
                           Counsel and Director of Boettcher &
                           Co., Denver, Colorado; and formerly,
                           Chairman and Managing Partner, law
                           firm of Davis, Graham & Stubbs,
                           Denver, Colorado.

Gerald J. Lewis -- 1933    Chairman of Lawsuit Resolution             General Chemical Group, Inc.,
                           Services, San Diego, California (1987-     Hampdon, New Hampshire
                           present); formerly, Associate Justice of   (1996-present), Wheelabrator
                           the California Court of Appeals; and Of    Technologies, Inc. (waste
                           Counsel, law firm of Latham &              management company), Fisher
                           Watkins, San Diego, California (1987-      Scientific, Inc., Henley
                           1997).                                     Manufacturing, Inc. (laboratory
                                                                      supplies), and California
                                                                      Coastal Properties, Inc.

Larry Soll, Ph.D. -- 1942  Retired; formerly, Chairman of the         Synergen Inc. (biotechnology
                           Board (1987-1994), Chief Executive         company) (since incorporation
                           Officer (1982-1989 and 1993-1994)          in 1982) and Isis
                           and President (1982-1989) of Synergen      Pharmaceuticals, Inc.
                           Inc. (biotechnology company); and
                           formerly, Trustee of INVESCO Global
                           Health Sciences Fund.

THE BOARD'S RECOMMENDATION ON PROPOSAL 1

   Each Board, including the independent trustees of each Board, unanimously recommends that you vote "FOR" these 16 nominees.

COMMITTEES OF THE BOARDS

   Each Board has four standing committees: an Audit Committee, an Investments Committee, a Valuation Committee and a Committee on Directors/Trustees. These committees will remain as part of the combined board.

  Audit Committee

   Each Audit Committee is comprised entirely of independent trustees. The current members of each Audit Committee are Messrs. Frank S. Bayley, Bruce L. Crockett, Albert R. Dowden (Vice Chair), Edward K. Dunn, Jr. (Chair), Jack M. Fields, Lewis F. Pennock, Louis S. Sklar, Dr. Prema Mathai-Davis and Miss Ruth
H. Quigley. Each Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by each Fund (including resolution of disagreements between each Fund's management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (ii) overseeing the financial reporting process of each Fund; (iii) monitoring the process and the resulting financial statements prepared by management to promote accuracy of financial reporting and asset valuation; and (iv) pre-approving permissible non-audit services that are provided to each Fund by its independent auditors.

  Audit Committee Report

   Current rules promulgated by the U.S. Securities and Exchange Commission ("SEC") with respect to AIM Floating Rate Fund ("AFRF") require that AFRF disclose its current audit committee charter and audit committee report in this Proxy Statement.

   The current charter of AFRF's Audit Committee can be found in Appendix I.

   AFRF's Audit Committee reviewed and discussed AFRF's audited financial statements with its independent public accountants, PricewaterhouseCoopers LLP ("PwC"), and AFRF's management. AFRF's Audit Committee has discussed with PwC the matters required to be discussed by the Statement on Auditing Standards 61, including the auditors' judgments about the quality, not just acceptability, of AFRF's accounting principles as applied in its financial reporting. PwC, AFRF's Audit Committee and AFRF's management also discussed matters such as the clarity, consistency and completeness of the accounting policies and disclosures, with a particular focus on critical accounting policies.

   AFRF's Audit Committee has received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1 disclosing all relationships between PwC and its related entities and AFRF. AFRF's Audit Committee has also discussed with PwC its independence from AFRF. AFRF's Audit Committee has considered whether the provision of non-audit services by PwC is compatible with maintaining PwC's independence.

   Because the foregoing reviews and discussions occurred after the date upon which AFRF's annual report to shareholders was required to be distributed, AFRF's Audit Committee was not able to recommend to AFRF's Board of Trustees that the audited financial statements be included in AFRF's annual report to shareholders for the fiscal year ended December 31, 2002 prior to the distribution of such report. Each of AFRF's Audit Committee and AFRF's Board of Trustees has ratified the inclusion of such financial statements in such annual report.

          Edward K. Dunn, Jr., Chair
          Albert R. Dowden, Vice Chair
          Bruce L. Crockett
          Jack M. Fields
          Dr. Prema Mathai-Davis
          Lewis F. Pennock
          Ruth H. Quigley
          Louis S. Sklar

  Committee on Directors/Trustees

   Each Committee on Directors/Trustees is comprised entirely of independent trustees. The current members of each Committee on Directors/Trustees are Messrs. Bayley, Crockett (Chair), Dowden, Dunn, Fields (Vice Chair), Pennock and Sklar, Dr. Mathai-Davis and Miss Quigley. Each Committee on Directors/Trustees is responsible for: (i) nominating persons who are not interested persons of the Trust for election or appointment: (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of the Fund at meetings called for the election of trustees; (ii) nominating persons who are not interested persons of the Trust for selection as members of each committee of the Board, including, without limitation, the Audit Committee, the Committee on Directors/Trustees, the Investments Committee and the Valuation Committee, and to nominate persons for selection as chair and vice chair of each such committee; (iii) reviewing from time to time the compensation payable to the independent trustees and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of the Trust.

   Each Committee on Directors/Trustees will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Committee on Directors/Trustees or the Board, as applicable, shall make the final determination of persons to be nominated.

   Notice procedures set forth in each Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the applicable Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting. The notice must set forth: (i) as to each person whom the shareholder proposes to nominate for election or reelection as a trustee all information relating to such person that is required to be disclosed in solicitations of proxies for election of trustees in an election contest, or is otherwise required, in each case pursuant to Regulation 14A of the Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected); and (ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made: (a) the name and address of such shareholder, as they appear on the Trust's books, and of such beneficial owner; and (b) the number of shares of each series portfolio of a Trust which are owned of record or beneficially by such shareholder and such beneficial owner.

  Investments Committee

   The current members of each Trust's Investments Committee are Messrs. Bayley, Crockett, Dowden, Dunn, Fields, Carl Frischling, Pennock and Sklar (Chair), Dr. Mathai-Davis (Vice Chair) and Miss Quigley. Each Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

  Valuation Committee

   The current members of each Trust's Valuation Committee are Messrs. Dunn and Pennock (Chair), and Miss Quigley (Vice Chair). Each Valuation Committee is responsible for: (i) periodically reviewing AIM's Procedures for Valuing Securities ("Procedures"), and making any recommendations to AIM with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by AIM from time to time; (iii) periodically reviewing information provided by AIM regarding industry developments in connection with valuation; (iv) periodically reviewing information from AIM regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the full Board simultaneously); and (v) if requested by AIM, assisting AIM's internal valuation committee and/or the full Board in resolving particular valuation anomalies.

BOARD AND COMMITTEE MEETING ATTENDANCE

   The following table sets forth information regarding the number of meetings held by each Board and each committee of each Board for each Trust's most recently completed fiscal year. All of the current trustees then serving attended at least 75% of the meetings of each Board or applicable committee held during the most recent fiscal year.

                                                        COMMITTEE
                                                            ON
                                                AUDIT   DIRECTORS/ INVESTMENTS VALUATION
                                      BOARD   COMMITTEE  TRUSTEES   COMMITTEE  COMMITTEE
                                     -------------------------------------------
AIM Equity Funds/(1)/...............   ten       six       five       four        one
AIM Floating Rate Fund/(2)/.........   ten       six       five       four        one
AIM Funds Group/(2)/................   ten       six       five       four        one
AIM Growth Series/(2)/..............   ten       six       five       four        one
AIM Investment Funds/(1)/...........   ten       six       five       four        one
AIM Investment Securities Funds/(3)/ thirteen   seven      five       four        one
AIM Special Opportunities Funds/(1)/   ten       six       five       four        one
AIM Summit Fund/(1)/................   ten       six       five       four        one
AIM Tax-Exempt Funds/(4)/...........  eight     seven      five       four        one
Short-Term Investments Trust/(5)/...  eleven     six       five       four        one

--------
/(1) /Information disclosed is for the fiscal year ended October 31, 2002. /(2)/ Information disclosed is for the fiscal year ended December 31, 2002. /(3)/ Information disclosed is for the fiscal year ended July 31, 2003. /(4)/ Information disclosed is for the fiscal year ended March 31, 2003. /(5)/ Information disclosed is for the fiscal year ended August 31, 2002.

TRUSTEE'S COMPENSATION

   Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

   Information regarding compensation paid or accrued for each trustee of the Trusts who was not affiliated with AIM during the year ended December 31, 2002 is found in Exhibit B.

RETIREMENT PLAN FOR TRUSTEES

   The trustees have adopted a retirement plan for the trustees of the Trusts who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

   The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

   Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trusts and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of (i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received the benefits based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit. Payment of benefits under the plan is not secured or funded by the Trusts.

DEFERRED COMPENSATION AGREEMENTS

   Messrs. Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trusts, and such amounts are placed into a deferral account. Currently, the Deferring Trustees have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. Each Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the plan. Each Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of a Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trusts and of each other AIM Fund from which they are deferring compensation.

                        INDEPENDENT PUBLIC ACCOUNTANTS

   The Audit Committees of the Boards of AIM Investment Securities Funds, AIM Tax-Exempt Funds, AIM Equity Funds and AIM Special Opportunities Funds have appointed Ernst & Young LLP ("E&Y") as each such Trust's independent public accountants for the fiscal years ending July 31, 2004, March 31, 2004, October 31, 2003 and October 31, 2003, respectively. The Audit Committees of the Boards of AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, AIM Investment Funds and AIM Summit Fund have appointed PwC as each such Trust's independent public accountants for the fiscal years ending December 31, 2003, December 31, 2003, December 31, 2003, October 31, 2003 and October 31, 2003, respectively. The Audit Committee of Short-Term Investments Trust has appointed Tait, Weller & Baker ("TW&B") as such Trust's independent public accountants for the fiscal year ending August 31, 2003.

   Representatives of E&Y, PwC and TW&B are expected to be available at the Special Meetings and to have the opportunity to make a statement and respond to appropriate questions from the shareholders.

   The Audit Committees of the Boards of the Trusts have considered whether the provision of the services below is compatible with maintaining the independence of E&Y, PwC and TW&B, as applicable.

FEES PAID TO E&Y RELATED TO AIM EQUITY FUNDS, AIM INVESTMENT SECURITIES FUNDS, AIM SPECIAL OPPORTUNITIES FUNDS AND AIM TAX-EXEMPT FUNDS

   E&Y billed AIM Equity Funds, AIM Investment Securities Funds and AIM Special Opportunities Funds aggregate fees for professional services rendered for the 2002 fiscal year, and billed AIM Tax-Exempt Fund aggregate fees for professional services rendered for the 2003 fiscal year as follows:

                                                        FINANCIAL
                                                       INFORMATION
                                                         SYSTEMS
                                                        DESIGN AND     ALL
                                                      IMPLEMENTATION  OTHER
        TRUST AND FISCAL YEAR END          AUDIT FEES      FEES       FEES*  TOTAL FEES
        -------------------------          --------------------------------------
AIM Equity Funds (10/31/02)...............  $448,061        $0       $39,641  $487,702
AIM Investment Securities Funds (7/31/02).  $155,278        $0       $10,608  $165,886
AIM Special Opportunities Funds (10/31/02)  $ 57,626        $0       $ 3,128  $ 60,754
AIM Tax-Exempt Funds (3/31/03)............  $ 59,406        $0       $ 5,050  $ 64,456

--------
* All Other Fees includes fees billed for all other non-audit services, including fees for tax-related services rendered to the applicable Trust.

FEES PAID TO E&Y NOT RELATED TO AIM EQUITY FUNDS, AIM INVESTMENT SECURITIES FUNDS, AIM SPECIAL OPPORTUNITIES FUNDS AND AIM TAX-EXEMPT FUNDS

   E&Y billed AIM aggregate fees for professional services rendered for the 2002 and 2003 fiscal year, as applicable, to AIM, or any affiliate that provided services to AIM Equity Funds, AIM Investment Securities Funds, AIM Special Opportunities Funds and AIM Tax-Exempt Funds, as follows:

                                             FINANCIAL
                                            INFORMATION
                                              SYSTEMS
                                             DESIGN AND
                                           IMPLEMENTATION  ALL OTHER
        TRUST AND FISCAL YEAR END               FEES         FEES     TOTAL FEES
        -------------------------          ----------------------   ----------
AIM Equity Funds (10/31/02)...............       $0       $226,311**   $226,311
AIM Investment Securities Funds (7/31/02).       $0       $ 39,340***  $ 39,340
AIM Special Opportunities Funds (10/31/02)       $0       $226,311**   $226,311
AIM Tax-Exempt Funds (3/31/03)............       $0       $310,661**   $310,661

--------
** As required by SEC rules, All Other Fees includes amounts paid to E&Y by the Funds' advisor and other related entities that provide support for the operations of the Trusts. All Other Fees include services relating to audits of related entities, tax services and research on accounting consultations, and issuance of SAS No. 70 Reports, Reports on the Processing of Transactions by Service Organization. The services performed for the Funds' advisor and related entities benefit many legal entities of AIM, including many sister funds within the investment company complex.
*** As required by SEC rules, all other fees includes amounts paid to E&Y by the Funds' advisor and other related entities that provide support for the operations of the Trusts. All Other Fees include services relating to tax services and research on accounting consultations. The services performed for the Funds' advisor and related entities benefit many legal entities of AIM, including many sister funds within the investment company complex.

FEES PAID TO PWC RELATED TO AIM FLOATING RATE FUND, AIM FUNDS GROUP, AIM GROWTH SERIES, AIM INVESTMENT FUNDS AND AIM SUMMIT FUND

   PwC billed AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, AIM Investment Funds and AIM Summit Fund aggregate fees for professional services rendered for the 2002 fiscal year as follows:

                                                FINANCIAL
                                               INFORMATION
                                                 SYSTEMS
                                                DESIGN AND     ALL
                                              IMPLEMENTATION  OTHER
     TRUST AND FISCAL YEAR END     AUDIT FEES      FEES       FEES*  TOTAL FEES
     -------------------------     --------------------------------------
 AIM Floating Rate Fund (12/31/02)  $ 50,050        $0       $ 5,125  $ 55,175
 AIM Funds Group (12/31/02).......  $292,970        $0       $52,214  $345,184
 AIM Growth Series (12/31/02).....  $ 69,670        $0       $13,625  $ 83,295
 AIM Investment Funds (10/31/02)..  $166,720        $0       $78,103  $244,823
 AIM Summit Fund (10/31/02).......  $ 27,420        $0       $ 6,753  $ 34,173

--------
* All Other Fees includes fees billed for all other non-audit services, including fees for tax-related services rendered to the applicable Trust.

FEES PAID TO PWC NOT RELATED TO AIM FLOATING RATE FUND, AIM FUNDS GROUP, AIM GROWTH SERIES, AIM INVESTMENT FUNDS AND AIM SUMMIT FUND

   PwC billed AIM aggregate fees for professional services rendered for the 2002 fiscal year to AIM, or any affiliate that provided services to AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, AIM Investment Funds and AIM Summit Fund as follows:

                                         FINANCIAL
                                        INFORMATION
                                          SYSTEMS
                                         DESIGN AND
                                       IMPLEMENTATION ALL OTHER
         TRUST AND FISCAL YEAR END          FEES       FEES**   TOTAL FEES
         -------------------------     -------------------------------
     AIM Floating Rate Fund (12/31/02)       $0       $346,364   $346,364
     AIM Funds Group (12/31/02).......       $0       $346,364   $346,364
     AIM Growth Series (12/31/02).....       $0       $346,364   $346,364
     AIM Investment Funds (10/31/02)..       $0       $346,364   $346,364
     AIM Summit Fund (10/31/02).......       $0       $346,364   $346,364

--------
** As required by SEC rules, all other fees includes amounts paid to PwC by the Funds' advisor and other related entities that provide support for the operations of the Trusts. All Other Fees include business advisory services performed for the selection of a transfer agent and its conversion. The services provided benefited many legal entities of AIM including other funds within the AIM Fund complex.

FEES PAID TO TW&B RELATED TO SHORT-TERM INVESTMENTS TRUST

   TW&B billed Short-Term Investments Trust aggregate fees for professional services rendered for the 2002 fiscal year as follows:

                                                   FINANCIAL
                                                  INFORMATION
                                                    SYSTEMS
                                                   DESIGN AND    ALL
                                          AUDIT  IMPLEMENTATION OTHER  TOTAL
        TRUST AND FISCAL YEAR END         FEES        FEES      FEES   FEES
        -------------------------        ------------------------------
  Short-Term Investments Trust (8/31/02) $39,000       $0        $0   $39,000

FEES PAID TO TW&B NOT RELATED TO SHORT-TERM INVESTMENTS TRUST

   TW&B billed AIM aggregate fees for professional services rendered for the 2002 fiscal year to AIM, or any affiliate that provided services to Short-Term Investments Trust, as follows:

                                                FINANCIAL
                                               INFORMATION
                                                 SYSTEMS
                                                DESIGN AND    ALL
                                              IMPLEMENTATION OTHER TOTAL
             TRUST AND FISCAL YEAR END             FEES      FEES  FEES
             -------------------------        ----------------------
       Short-Term Investments Trust (8/31/02)       $0        $0    $0

                            ADDITIONAL INFORMATION

INVESTMENT ADVISOR

   AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, is the investment advisor for the Funds.

ADMINISTRATOR

   AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, is the administrator for the Funds.

PRINCIPAL UNDERWRITER

   AIM Distributors, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, is the principal underwriter for each Fund other than Government & Agency Portfolio, Government TaxAdvantage Portfolio and Treasury Portfolio. Fund Management Company, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, is the principal underwriter for these three Funds.

OFFICERS OF THE TRUSTS

   Information regarding the current officers of the Trusts can be found in Exhibit C.

SECURITY OWNERSHIP OF MANAGEMENT

   Information regarding the ownership of each class of each Fund's shares by the trustees, nominees, and current executive officers of the Trusts can be found in Exhibit D.

OWNERSHIP OF SHARES

   A list of the name, address and percent ownership of each person who, as of July 25, 2003, to the knowledge of the Trusts owned 5% or more of any class of the outstanding shares of each Fund can be found in Exhibit E.

TRUSTEE OWNERSHIP OF FUND SHARES

   The dollar range of equity securities beneficially owned by each trustee and nominee as of December 31, 2002 (i) in each Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee and nominee within the AIM Funds complex can be found in Exhibit F.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Exchange Act and Section 30(h) of the Investment Company Act, as applied to AFRF, require the trustees, investment adviser, affiliated persons (as defined in the 1940 Act) of the investment adviser, and persons who beneficially own more than 10% of a registered class of AFRF's outstanding securities ("Reporting Persons") to file reports of ownership of AFRF's securities and changes in such ownership with the SEC. Such persons are required by SEC regulations to furnish AFRF with copies of all such filings.

   Based on its review of the copies of all such filings received by it, AFRF believes that, during the fiscal year ended December 31, 2002, all filing requirements applicable to its Reporting Persons were met.

                                  APPENDIX I

                                CHARTER OF THE
                               AUDIT COMMITTEES
                          OF THE AIM FUNDS ("FUNDS")
                          (ADOPTED FEBRUARY 19, 2003)

   Purposes: The purposes of the Audit Committees ("Committees") are: (i) in their capacity as committees of the Boards of Directors/Trustees of the Funds ("Boards"), to be directly responsible for the appointment, compensation and oversight of any independent auditors employed by the Funds (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (ii) to oversee the financial reporting process for all Funds;
(iii) to monitor the process and the resulting financial statements prepared by management to promote accuracy of financial reporting and asset valuation; and
(iv) to the extent required by Section 10A of the Securities Exchange Act of 1934, as amended ("Exchange Act"), to preapprove all permissible non-audit services that are provided to the Funds by their independent auditors.

   Membership: Each member of the Committees shall meet the audit committee composition requirements for serving on audit committees, and any related requirements regarding the financial literacy or financial expertise of audit committee members, as set forth from time to time in the New York Stock Exchange listing standards and in any applicable rules promulgated by the Securities and Exchange Commission ("SEC"). Each member of the Committees shall be free of any relationship that, in the opinion of the Boards, would interfere with his or her individual exercise of independent judgment. Each member of the Committees also shall meet the director independence requirements for serving on audit committees as set forth from time to time in the New York Stock Exchange listing standards and in any applicable rules promulgated by the SEC. Finally, each member shall be "independent" from the Funds, as defined in
Section 10A of the Exchange Act, and no member shall be an "interested person" of the Funds, as defined in the Investment Company Act of 1940, as amended ("1940 Act").

   Selection of Members: Members of the Committees, as well as the Chair and Vice Chair of the Committees, shall be nominated by the Committees on Directors/Trustees of the Boards, and shall be elected by a majority of the directors/trustees of the Funds.

   Chair and Vice Chair: The Committees shall have a Chair and a Vice Chair. The Chair shall set the agenda for, and preside at, each meeting of the Committees and shall engage in such other activities on behalf of the Committees as shall be determined from time to time by the Committees. The Vice Chair shall act as Chair in the absence or inability to act of the Chair and shall engage in such other activities on behalf of the Committees as shall be determined from time to time by the Committees.

   Meetings: The Committees may meet separately or in conjunction with meetings of the Boards of the Funds. Meetings of the Committees may be held in person or by other means as permitted by the Bylaws of the Funds.

   Responsibilities:  The responsibilities of the Committees are:

  . Appointment, compensation and oversight of the Funds' independent auditors. The Committees shall appoint, compensate, oversee and, where appropriate, terminate the Funds' independent auditors. In selecting independent auditors for the Funds, the Committees may consider recommendations made by management.

  . General understanding of the Funds' accounting system and controls. Members shall remain informed by the management at A I M Advisors, Inc. ("AIM") and the Funds' independent auditors regarding the Funds' accounting system and controls and are encouraged to use management at AIM, independent auditors and whatever other resources they deem appropriate.

  . Evaluation of independent auditors. The Committees shall continuously evaluate the independent auditors' performance and financial stability.

  .   Preapproval of permissible non-audit services.  To the extent required by
      Section 10A of the Exchange Act, the Committees shall consider for preapproval all permissible non-audit services that are proposed to be provided to the Funds by their independent auditors and shall have preapproved any such permissible non-audit services before they are provided to the Funds. Such preapproval may be delegated to one or more members of the Committees who are "independent" for purposes of Section 10A of the Exchange Act, so long as any such member's decision to preapprove is presented to the full Committees, solely for informational purposes, at their next scheduled meeting.

  . Review and approval of fees. The Committees shall review and approve the fees charged by the independent auditors for audit and permissible non-audit services provided to the Funds.

  . Oversight of independence of independent auditors. The Committees shall receive and review the written disclosures and the letter from the independent auditors regarding their independence that are required by
      Item 306 of Regulation S-K, and shall discuss with the independent auditors their independence. The Committees shall consider whether the provision by the independent auditors of permissible non-audit services to (i) the Funds, (ii) their advisors or (iii) any person that controls, is controlled by or is under common control with such advisors and that provides services to the Funds, is compatible with maintaining the independent auditors' independence.

  . Review of audited financial statements. The Committees shall review and discuss the Funds' audited financial statements contained in annual and other periodic reports to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the annual financial statements and the quality of the Funds' accounting principles as applied in their financial reporting. The Committees also shall discuss with management and the independent auditors the clarity, consistency and completeness of the Funds' accounting policies and disclosures. The foregoing review may occur before or after the inclusion of the audited financial statements in the annual report of any AIM Fund other than AIM Select Real Estate Income Fund ("ASREIF"), but must occur prior to the inclusion of such audited financial statements in the annual report of ASREIF.

  . Recommendation of inclusion of audited financial statements for ASREIF. Based upon a review of the items discussed in the prior two bullet points, the Committee of ASREIF shall recommend to the Board of such Fund that the Fund's audited financial statements be included in the Fund's annual report to shareholders.

  . Review of audit plans. The Committees shall review, together with AIM, the audit plans prepared by the independent auditors for the Funds as well as any audit plan prepared by an internal audit staff. To the extent an internal audit staff exists and has prepared an audit plan, the Committees shall obtain assurances from the internal audit staff that the audit plans of the independent auditors and the audit staff are coordinated.

  . Review of internal audit function. To the extent that an internal audit staff exists, such staff shall report directly to the Committees on matters relating to the audits of the Funds, and the Committees shall review all audit functions that such staff performs for the Funds. The Committees shall not be responsible for handling any administrative matters regarding the internal audit staff; instead, such administrative matters shall be handled by AIM's management.

  . Review and monitoring of officer certifications. To the extent that certifications by officers of the Funds as to the Funds' financial statements or other financial information are required by applicable law to be included with or in the Funds' periodic reports filed with the SEC, the Committees shall review the form of such certifications and shall establish a procedure for being notified if such certifications are not included for any reason.

  . Establishment of procedures regarding questionable accounting or auditing matters. The Committees shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Funds or the Funds' advisor(s) of concerns regarding questionable accounting or auditing matters.

  . Recordation of minutes and submission of reports. The Committees shall record minutes of their meetings and report all of their activities to the Boards.

  . Meetings with counsel. The Committees shall meet as necessary with AIM's general counsel, Fund counsel, counsel to the directors/trustees of the Funds who are not "interested persons" of the Funds, as defined in the 1940 Act ("disinterested directors"), and, if applicable, independent counsel or other advisers to the Committees, to be well informed on legal issues having the possibility of impacting the financial reporting process. This would include items of industry-wide importance and internal issues such as litigation.

  . Knowledge of regulatory and accounting changes. The Committees shall keep apprised by management at AIM, Fund counsel, counsel to the disinterested directors and the Funds' independent auditors of regulatory changes and new accounting pronouncements that affect net asset value calculations and financial statement reporting requirements.

  . Additional Responsibilities relating to ASREIF. The independent auditors for ASREIF are ultimately accountable to the Committee of ASREIF. The Committee of ASREIF shall take appropriate action in response to the independent auditors' written disclosures regarding their independence to satisfy itself of the independent auditors independence.

   Authority: The Committees shall have the resources and authority appropriate to carry out their duties, including the authority to engage independent counsel and other advisers, experts or consultants as they deem necessary to carry out their duties, all at the expense of the appropriate Funds; provided, however, that if the Committees on Directors/Trustees of the Funds are comprised solely of members who are "independent" for purposes of
Section 10A of the Exchange Act, such Committees on Directors/Trustees shall be responsible for reviewing and approving the compensation paid to such counsel and other advisers. In the event the Committees on Directors/Trustees is not so comprised, the Committees shall be responsible for such review and approval.

   Funding: The Funds shall provide for appropriate funding, as determined by the Committees, in their capacity as committees of the Boards, for payment of compensation (i) to the independent auditors employed by the Funds for the purpose of rendering or issuing an audit report and (ii) to any independent counsel or other advisers employed by the Committees.

   Review of Committees and Charter and Amendments to Charter: The Committees shall periodically review the role of the Committees and this Charter, and shall make any recommendations to the Boards with respect thereto. This Charter may be amended only by the full Boards.

   Maintenance of Charter: Each Fund shall maintain and preserve in an easily accessible place a copy of the Committee Charter established for such Fund and any amendment to such Charter.

                                   EXHIBIT A

                          SHARES OF AIM EQUITY FUNDS
                         OUTSTANDING ON JULY 25, 2003

                                          NUMBER OF SHARES OUTSTANDING
         NAME OF FUND (CLASS)                   ON JULY 25, 2003
         --------------------             ----------------------------
         AIM AGGRESSIVE GROWTH FUND
         Class A.........................        227,401,331.17
         Class B.........................         30,909,610.20
         Class C.........................          9,484,083.31
         Class R.........................            115,907.30
         Institutional Class.............            284,244.31

         AIM BASIC VALUE II FUND
         Class A.........................             40,476.17
         Class B.........................             30,357.38
         Class C.........................             30,357.38

         AIM BLUE CHIP FUND
         Class A.........................        137,906,420.25
         Class B.........................        122,903,567.32
         Class C.........................         29,479,839.73
         Class R.........................             65,400.71
         Institutional Class.............             13,195.31

         AIM CAPITAL DEVELOPMENT FUND
         Class A.........................         33,542,926.10
         Class B.........................         25,566,272.05
         Class C.........................          4,263,690.98
         Class R.........................             67,063.84
         Institutional Class.............                579.71

         AIM CHARTER FUND
         Class A.........................        187,806,177.96
         Class B.........................        113,987,882.92
         Class C.........................         15,957,952.51
         Class R.........................             95,223.02
         Institutional Class.............            162,493.78

         AIM CONSTELLATION FUND
         Class A.........................        343,393,347.66
         Class B.........................         36,023,164.68
         Class C.........................         10,210,702.68
         Class R.........................             94,802.17
         Institutional Class.............          6,892,980.19

         AIM CORE STRATEGIES FUND
         Class A.........................             40,722.67
         Class B.........................             30,542.26
         Class C.........................             30,542.26

         AIM DENT DEMOGRAPHIC TRENDS FUND
         Class A.........................         27,719,977.52
         Class B.........................         33,885,131.03
         Class C.........................         13,062,037.91

                          SHARES OF AIM EQUITY FUNDS
                         OUTSTANDING ON JULY 25, 2003

                                         NUMBER OF SHARES OUTSTANDING
          NAME OF FUND (CLASS)                 ON JULY 25, 2003
          --------------------           ----------------------------
          AIM DIVERSIFIED DIVIDEND FUND
          Class A.......................          1,769,379.90
          Class B.......................          1,731,064.50
          Class C.......................            450,109.99

          AIM EMERGING GROWTH FUND
          Class A.......................         13,520,522.73
          Class B.......................          8,585,073.27
          Class C.......................          3,621,490.84

          AIM LARGE CAP BASIC VALUE FUND
          Class A.......................         10,943,008.95
          Class B.......................          7,013,657.00
          Class C.......................          2,327,588.15
          Class R.......................             20,518.23

          AIM LARGE CAP GROWTH FUND
          Class A.......................         17,161,662.49
          Class B.......................         14,395,298.67
          Class C.......................          5,039,507.06
          Class R.......................            126,467.14

          AIM MID CAP GROWTH FUND
          Class A.......................         12,818,994.88
          Class B.......................          9,792,623.04
          Class C.......................          3,228,965.05
          Class R.......................              6,346.97

          AIM U.S. GROWTH FUND
          Class A.......................             40,295.43
          Class B.......................             30,221.83
          Class C.......................             30,221.83

          AIM WEINGARTEN FUND
          Class A.......................        193,483,388.31
          Class B.......................         54,359,090.90
          Class C.......................          8,773,543.91
          Class R.......................             23,749.13
          Institutional Class...........            180,429.95

                       SHARES OF AIM FLOATING RATE FUND
                         OUTSTANDING ON JULY 25, 2003

                                     NUMBER OF SHARES OUTSTANDING
              NAME OF FUND (CLASS)         ON JULY 25, 2003
              --------------------   ----------------------------
              AIM FLOATING RATE FUND
              Class B...............        27,742,699.26
              Class C...............         2,197,072.87

                           SHARES OF AIM FUNDS GROUP
                         OUTSTANDING ON JULY 25, 2003

                                             NUMBER OF SHARES OUTSTANDING
      NAME OF FUND (CLASS)                         ON JULY 25, 2003
      --------------------                   ----------------------------
      AIM BALANCED FUND
      Class A...............................         61,165,523.76
      Class B...............................         33,261,217.05
      Class C...............................         12,699,861.77
      Class R...............................            128,876.82
      Institutional Class...................                402.92

      AIM BASIC BALANCED FUND
      Class A...............................          3,896,017.66
      Class B...............................          5,759,933.63
      Class C...............................          1,786,996.28

      AIM EUROPEAN SMALL COMPANY FUND
      Class A...............................          2,496,395.82
      Class B...............................            631,937.64
      Class C...............................            369,615.40

      AIM GLOBAL UTILITIES FUND
      Class A...............................          8,585,083.73
      Class B...............................          3,300,336.53
      Class C...............................            500,492.59

      AIM GLOBAL VALUE FUND
      Class A...............................            606,885.57
      Class B...............................            518,653.74
      Class C...............................            182,786.23

      AIM INTERNATIONAL EMERGING GROWTH FUND
      Class A...............................          4,181,974.46
      Class B...............................            729,060.05
      Class C...............................            453,124.54

      AIM MID CAP BASIC VALUE FUND
      Class A...............................          3,540,604.09
      Class B...............................          2,853,680.90
      Class C...............................            851,179.91

      AIM NEW TECHNOLOGY FUND
      Class A...............................         10,879,209.93
      Class B...............................          5,805,741.18
      Class C...............................          2,782,355.78

      AIM PREMIER EQUITY FUND
      Class A...............................        568,582,957.14
      Class B...............................        496,195,903.69
      Class C...............................         54,112,896.41
      Class R...............................             64,098.32
      Institutional Class...................            264,843.67

                           SHARES OF AIM FUNDS GROUP
                         OUTSTANDING ON JULY 25, 2003

                                       NUMBER OF SHARES OUTSTANDING
            NAME OF FUND (CLASS)             ON JULY 25, 2003
            --------------------       ----------------------------
            AIM PREMIER EQUITY II FUND
            Class A...................         4,723,018.94
            Class B...................         6,137,463.14
            Class C...................         2,400,748.37

            AIM SELECT EQUITY FUND
            Class A...................        19,097,340.63
            Class B...................        16,492,452.46
            Class C...................         2,570,419.45

            AIM SMALL CAP EQUITY FUND
            Class A...................        18,438,288.92
            Class B...................        12,975,209.01
            Class C...................         5,507,788.01
            Class R...................            83,333.40

                          SHARES OF AIM GROWTH SERIES
                         OUTSTANDING ON JULY 25, 2003

                                        NUMBER OF SHARES OUTSTANDING
           NAME OF FUND (CLASS)               ON JULY 25, 2003
           --------------------         ----------------------------
           AIM BASIC VALUE FUND
           Class A.....................        123,572,947.89
           Class B.....................         69,033,181.91
           Class C.....................         23,485,184.63
           Class R.....................            227,818.05
           Institutional Class.........             69,753.18

           AIM MID CAP CORE EQUITY FUND
           Class A.....................         64,094,264.75
           Class B.....................         26,979,489.15
           Class C.....................         10,238,458.29
           Class R.....................            727,865.62
           Institutional Class.........

           AIM SMALL CAP GROWTH FUND
           Class A.....................         55,165,861.46
           Class B.....................          7,981,648.90
           Class C.....................          2,206,832.00
           Class R.....................            174,693.95
           Institutional Class.........          2,580,975.36

                        SHARES OF AIM INVESTMENT FUNDS
                         OUTSTANDING ON JULY 25, 2003

                                            NUMBER OF SHARES OUTSTANDING
       NAME OF FUND (CLASS)                       ON JULY 25, 2003
       --------------------                 ----------------------------
       AIM DEVELOPING MARKETS FUND
       Class A.............................        18,618,020.03
       Class B.............................         3,059,411.14
       Class C.............................           466,961.99

       AIM GLOBAL ENERGY FUND
       Class A.............................         2,110,267.19
       Class B.............................         1,128,734.15
       Class C.............................           202,476.17

       AIM GLOBAL FINANCIAL SERVICES FUND
       Class A.............................         4,856,660.73
       Class B.............................         4,265,624.15
       Class C.............................         1,278,169.11

       AIM GLOBAL HEALTH CARE FUND
       Class A.............................        23,206,640.99
       Class B.............................         8,357,114.59
       Class C.............................         2,055,100.19

       AIM GLOBAL SCIENCE & TECHNOLOGY FUND
       Class A.............................        57,132,948.57
       Class B.............................        18,603,505.39
       Class C.............................         3,471,354.59

       AIM LIBRA FUND
       Class A.............................         1,136,940.34
       Class B.............................           112,042.04
       Class C.............................           102,514.64

                   SHARES OF AIM INVESTMENT SECURITIES FUNDS
                         OUTSTANDING ON JULY 25, 2003

                                          NUMBER OF SHARES OUTSTANDING
         NAME OF FUND (CLASS)                   ON JULY 25, 2003
         --------------------             ----------------------------
         AIM HIGH YIELD FUND
         Class A.........................        154,819,929.08
         Class B.........................        130,076,243.52
         Class C.........................         17,858,517.75

         AIM INCOME FUND
         Class A.........................         67,794,394.72
         Class B.........................         39,695,997.01
         Class C.........................          6,445,894.62
         Class R.........................             76,605.38

         AIM INTERMEDIATE GOVERNMENT FUND
         Class A.........................         64,268,361.10
         Class B.........................         72,279,909.30
         Class C.........................         15,146,262.86
         Class R.........................            287,029.56

                   SHARES OF AIM INVESTMENT SECURITIES FUNDS
                         OUTSTANDING ON JULY 25, 2003

                                           NUMBER OF SHARES OUTSTANDING
        NAME OF FUND (CLASS)                     ON JULY 25, 2003
        --------------------               ----------------------------
        AIM LIMITED MATURITY TREASURY FUND
        Class A...........................          55,867,822.24
        Class A3..........................           8,975,577.44
        Institutional Class...............             414,834.60

        AIM MONEY MARKET FUND
        Class B...........................         547,979,859.64
        Class C...........................         108,799,209.57
        Class R...........................           3,709,583.03
        AIM Cash Reserve Shares...........       1,088,036,454.71

        AIM MUNICIPAL BOND FUND
        Class A...........................          40,808,069.95
        Class B...........................          12,465,813.42
        Class C...........................           3,173,219.92

        AIM SHORT TERM BOND FUND
        Class C...........................          33,950,570.30

        AIM TOTAL RETURN BOND FUND
        Class A...........................           2,938,411.70
        Class B...........................           4,623,647.12
        Class C...........................             907,870.90

                   SHARES OF AIM SPECIAL OPPORTUNITIES FUNDS
                         OUTSTANDING ON JULY 25, 2003

                                           NUMBER OF SHARES OUTSTANDING
        NAME OF FUND (CLASS)                     ON JULY 25, 2003
        --------------------               ----------------------------
        AIM OPPORTUNITIES I FUND
        Class A...........................          15,833,333.55
        Class B...........................          11,497,191.50
        Class C...........................           1,871,063.52

        AIM OPPORTUNITIES II FUND
        Class A...........................           5,459,909.23
        Class B...........................           4,711,384.75
        Class C...........................           1,747,291.75

        AIM OPPORTUNITIES III FUND
        Class A...........................          10,430,978.69
        Class B...........................           9,645,506.58
        Class C...........................           3,299,351.39

                           SHARES OF AIM SUMMIT FUND
                         OUTSTANDING ON JULY 25, 2003

                                           NUMBER OF SHARES OUTSTANDING
        NAME OF FUND                             ON JULY 25, 2003
        ------------                       ----------------------------
        AIM SUMMIT FUND...................           1,445,024.60
        Plans I...........................         195,249,138.39
        Plans II..........................           9,665,746.82

                        SHARES OF AIM TAX-EXEMPT FUNDS
                         OUTSTANDING ON JULY 25, 2003

                                           NUMBER OF SHARES OUTSTANDING
         NAME OF FUND (CLASS)                    ON JULY 25, 2003
         --------------------              ----------------------------
         AIM HIGH INCOME MUNICIPAL FUND
         Class A..........................           9,672,493.25
         Class B..........................           5,211,543.84
         Class C..........................           1,785,300.53

         AIM TAX-EXEMPT CASH FUND
         Class A..........................          79,601,437.28

         AIM TAX-FREE INTERMEDIATE FUND
         Class A..........................          40,617,057.69
         Class A3.........................           4,078,194.86

                     SHARES OF SHORT-TERM INVESTMENTS TRUST
                          OUTSTANDING ON JULY 25, 2003

                                           NUMBER OF SHARES OUTSTANDING
         NAME OF FUND (CLASS)                    ON JULY 25, 2003
         --------------------              ----------------------------
         GOVERNMENT & AGENCY PORTFOLIO
         Cash Management Class............         750,801,069.40
         Institutional Class..............       2,083,416,137.02
         Personal Investment Class........          20,948,208.37
         Private Investment Class.........         461,904,572.82
         Reserve Class....................           5,357,500.74
         Resource Class...................         303,611,456.13
         Sweep Class......................                      0

         GOVERNMENT TAXADVANTAGE PORTFOLIO
         Cash Management Class............           2,768,533.28
         Institutional Class..............          89,593,643.27
         Personal Investment Class........           6,596,192.76
         Private Investment Class.........          86,302,083.59
         Reserve Class....................             587,666.39
         Resource Class...................           9,864,877.25
         Sweep Class......................                      0

         TREASURY PORTFOLIO
         Cash Management Class............       1,654,809,391.63
         Institutional Class..............       5,045,362,758.96
         Personal Investment Class........         265,407,790.91
         Private Investment Class.........       1,072,648,976.17
         Reserve Class....................         100,019,800.25
         Resource Class...................         389,757,517.61
         Sweep Class......................                      0

                                   EXHIBIT B

                          TRUSTEE COMPENSATION TABLE

   Set forth below is information regarding compensation paid or accrued for each trustee of each Trust who was not affiliated with AIM during the year ended December 31, 2002.

                                                 AGGREGATE COMPENSATION FROM TRUST/(1)/
                     -----------------------------------------------------------------------------------------------
                                                                                                                     RETIREMENT
                                                                                                                      BENEFITS
                               AIM                                 AIM                                                ACCRUED
                      AIM    FLOATING   AIM    AIM      AIM     INVESTMENT  AIM SPECIAL   AIM   AIM TAX- SHORT-TERM    BY ALL
                     EQUITY    RATE    FUNDS  GROWTH INVESTMENT SECURITIES OPPORTUNITIES SUMMIT  EXEMPT  INVESTMENTS    AIM
NAME OF TRUSTEE      FUNDS     FUND    GROUP  SERIES   FUNDS       FUND        FUND       FUND   FUNDS      TRUST    FUNDS/(2)/
---------------      --------------------------------------------------------------------------------------
Frank S. Bayley..... $25,471  $1,047  $20,222 $6,889   $7,460     $7,711      $3,029     $1,713  $3,021    $7,313     $142,800
Bruce L. Crockett...  25,298   1,040   20,094  6,845    7,413      8,943       3,009      1,702   3,001     7,773       50,132
Owen Daly II/(5)/...       0       0        0      0    1,047          0         467        252       0     2,151       40,045
Albert R. Dowden....  25,471   1,047   20,222  8,889    7,460      8,943       3,029      1,713   3,021     7,773       57,955
Edward K. Dunn, Jr..  25,298   1,040   20,094  6,845    7,413      8,943       3,009      1,702   3,001     7,773       94,149
Jack M. Fields......  25,471   1,047   20,222  6,889    7,460      8,913       3,029      1,713   3,021     7,773       29,153
Carl Frischling/(6)/  25,471   1,047   20,222  6,889    7,460      8,913       3,029      1,713   3,021     7,751       74,511
Prema Mathai-Davis..  25,471   1,047   20,222  6,889    7,460      8,943       3,029      1,713   3,021     7,773       33,931
Lewis F. Pennock....  26,197   1,076   20,811  7,052    7,676      9,205       3,114      1,761   3,021     7,981       54,802
Ruth H. Quigley.....  25,471   1,047   20,222  6,889    7,460      7,741       3,029      1,713   3,021     7,335      142,502
Louis S. Sklar......  26,025   1,069   20,683  7,008    7,629      9,205       3,094      1,749   3,001     7,981       78,500



                       ESTIMATED
                         ANNUAL         TOTAL
                        BENEFITS     COMPENSATION
                          UPON       FROM ALL AIM
NAME OF TRUSTEE      RETIREMENT/(3)/  FUNDS/(4)/
---------------      --------------  ------------
Frank S. Bayley.....    $90,000        $150,000
Bruce L. Crockett...     90,000         149,000
Owen Daly II/(5)/...     75,000               0
Albert R. Dowden....     90,000         150,000
Edward K. Dunn, Jr..     90,000         149,000
Jack M. Fields......     90,000         153,000
Carl Frischling/(6)/     90,000         150,000
Prema Mathai-Davis..     90,000         150,000
Lewis F. Pennock....     90,000         154,000
Ruth H. Quigley.....     90,000         153,000
Louis S. Sklar......     90,000         153,000

--------
/(1)/ Amounts shown are as of each Trust's most recent fiscal year end. The total amount of compensation deferred by all trustees of each of AIM Equity Funds, AIM Investment Funds, AIM Special Opportunities Funds and AIM Summit Fund during the fiscal year ended October 31, 2002, including earnings, was $121,155, $34,109, $14,137, and $8,251 respectively. The total amount of compensation deferred by all trustees of each of AIM Floating Rate Fund, AIM Funds Group, and AIM Growth Series during the fiscal year ended December 31, 2002, including earnings, was $4,475, $89,867, and $29,385 respectively. The total amount of compensation deferred by all trustees of AIM Investment Securities Funds during the fiscal year ended July 31, 2003, including earnings, was $47,728. The total amount of compensation deferred by all trustees of AIM Tax-Exempt Funds during the fiscal year ended March 31, 2003, including earnings, was $11,985. The total amount of compensation deferred by all trustees of Short-Term Investments Trust during the fiscal year ended August 31, 2002, including earnings, was $39,082.
/(2)/ During the fiscal year ended October 31, 2002, the total amount of expenses allocated to AIM Equity Funds, AIM Investment Funds, AIM Special Opportunities Funds and AIM Summit Fund in respect of such retirement benefits was $58,205,$3,876, $2,185, and $3,376 respectively. During the fiscal year ended December 31, 2002, the total amount of expenses allocated to AIM Floating Rate Fund, AIM Funds Group, and AIM Growth Series in respect of such retirement benefits was $2,118, $102,009, and $44,552 respectively. During the fiscal year ended July 31, 2003, the total amount of expenses allocated to AIM Investment Securities Funds in respect of such retirement benefits was $8,680. During the fiscal year ended March 31, 2003, the total amount of expenses allocated to AIM Tax-Exempt Funds in respect of such retirement benefits was $5,733. During the fiscal year ended August 31, 2002, the total amount of expenses allocated to Short-Term Investments Trust in respect of such retirement benefits was $16,106.
/(3)/ Amounts shown assume each trustee serves until his or her normal retirement date.
/(4)/ All trustees currently serve as directors or trustees of 17 registered investment companies advised by AIM.

/(5)/ Mr. Daly was a trustee until December 31, 2001, when he retired.
/(6)/ During the fiscal year ended October 31, 2002, AIM Equity Funds, AIM
      Investment Funds, AIM Special Opportunities Funds and AIM Summit Fund paid $129,560, $25,413, $17,714 and $9,104 respectively in legal fees to Kramer Levin Naftalis & Frankel LLP ("Kramer Levin") for services rendered by such firm as counsel to the independent trustees of such Trusts. During the fiscal year ended December 31, 2002, AIM Floating Rate Fund, AIM Funds Group, and AIM Growth Series paid $3,285, $64,893, and $19,860 respectively in legal fees to Kramer Levin for services rendered by such firm as counsel to the independent trustees of such Trusts. During the fiscal year ended July 31, 2003, AIM Investment Securities Funds paid $40,617 in legal fees to Kramer Levin for services rendered by such firm as counsel to the independent trustees of the Trust. During the fiscal year ended March 31, 2003, AIM Tax Exempt Funds paid $11,080 in legal fees to Kramer Levin for services rendered by such firm as counsel to the independent trustees of the Trust. During the fiscal year ended August 31, 2002, Short-Term Investments Trust paid $38,476 in legal fees to Kramer Levin for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of Kramer Levin.

                                   EXHIBIT C

                              OFFICERS OF TRUSTS

   The following table provides information with respect to the current officers of each Trust. Each officer is elected by each Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by a Board. The business address of each of the following persons is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

  NAME, YEAR OF BIRTH AND   OFFICER
POSITION(S) HELD WITH TRUST  SINCE           NAME OF TRUST(S)           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------
Robert H. Graham -- 1946...  1998   AIM Floating Rate Fund, AIM         Director and Chairman, A I M
  Chairman and President            Growth Series, AIM Investment       Management Group Inc. (financial
                                    Funds and AIM Special Opportunities services holding company); and Director
                                    Funds                               and Vice Chairman, AMVESCAP PLC
                                                                        (parent of AIM and a global investment
                                                                        management firm) and Chairman,
                                                                        AMVESCAP PLC--AIM Division;
                                                                        formerly, President and Chief Executive
                                                                        Officer, A I M Management Group Inc.;
                                                                        Director, Chairman and President, A I M
                                                                        Advisors, Inc. (registered investment
                                                                        advisor); Director and Chairman, A I M
                                                                        Capital Management, Inc. (registered
                                                                        investment advisor), A I M Distributors,
                                                                        Inc. (registered broker dealer), A I M
                                                                        Fund Services, Inc. (registered transfer
                                                                        agent), and Fund Management Company
                                                                        (registered broker dealer); and Chief
                                                                        Executive Officer, AMVESCAP PLC--
                                                                        Managed Products

                             1993   AIM Tax-Exempt Funds

                             1992   AIM Funds Group

                             1988   AIM Equity Funds and AIM
                                    Investment Securities Funds

                             1986   Short-Term Investments Trust

                             1982   AIM Summit Fund

Mark H. Williamson -- 1951.  2003   AIM Equity Funds, AIM Floating      Director, President and Chief Executive
  Executive Vice President          Rate Fund, AIM Funds Group, AIM     Officer, A I M Management Group Inc.;
                                    Growth Series, AIM Investment       Director, Chairman and President, A I M
                                    Funds, AIM Investment Securities    Advisors, Inc. (registered investment
                                    Funds, AIM Special Opportunities    advisor); Director, A I M Distributors,
                                    Funds, AIM Summit Fund, AIM Tax-    Inc. (registered broker dealer); and Chief
                                    Exempt Funds and Short-Term         Executive Officer of the AIM Division of
                                    Investments Trust                   AMVESCAP PLC (2003-present);
                                                                        formerly, Chief Executive Officer,
                                                                        Managed Products Division,
                                                                        AMVESCAP PLC (2001-2002);
                                                                        Chairman of the Board (1998-2002),
                                                                        President (1998-2002) and Chief
                                                                        Executive Officer (1998-2002) of
                                                                        INVESCO Funds Group, Inc. (registered
                                                                        investment advisor) and INVESCO
                                                                        Distributors, Inc. (registered broker
                                                                        dealer); Chief Operating Officer and
                                                                        Chairman of the Board of INVESCO
                                                                        Global Health Sciences Fund; Chairman
                                                                        and Chief Executive Officer of
                                                                        NationsBanc Advisors, Inc.; and
                                                                        Chairman of NationsBanc Investments,
                                                                        Inc.

  NAME, YEAR OF BIRTH AND   OFFICER
POSITION(S) HELD WITH TRUST  SINCE           NAME OF TRUST(S)           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956..  2003   AIM Equity Funds, AIM Floating       Director, Senior Vice President and
    Senior Vice President           Rate Fund, AIM Funds Group, AIM      General Counsel, A I M Management
                                    Growth Series, AIM Investment        Group Inc. (financial services holding
                                    Funds, AIM Investment Securities     company) and A I M Advisors, Inc.; and
                                    Funds, AIM Special Opportunities     Vice President, A I M Capital
                                    Funds, AIM Summit Fund, AIM Tax-     Management, Inc., A I M Distributors,
                                    Exempt Funds and Short-Term          Inc. and A I M Fund Services; Director,
                                    Investments Trust                    Vice President and General Counsel,
                                                                         Fund Management Company; formerly,
                                                                         Senior Vice President and General
                                                                         Counsel, Liberty Financial Companies,
                                                                         Inc.; and Senior Vice President and
                                                                         General Counsel, Liberty Funds Group,
                                                                         LLC

  Gary T. Crum -- 1947.....  1998   AIM Floating Rate Fund, AIM          Director, Chairman and Director of
    Senior Vice President           Growth Series, AIM Investment        Investments, A I M Capital Management,
                                    Funds and AIM Special Opportunities  Inc.; Director and Executive Vice
                                    Funds                                President, A I M Management Group,
                                                                         Inc.; Director and Senior Vice President,
                                                                         A I M Advisors, Inc.; and Director,
                                                                         A I M Distributors, Inc. and
                                                                         AMVESCAP PLC; formerly Chief
                                                                         Executive Officer and President, A I M
                                                                         Capital Management, Inc.

                             1993   AIM Tax-Exempt Funds

                             1992   AIM Funds Group

                             1991   AIM Investment Securities Funds

                             1988   AIM Equity Funds

                             1986   Short-Term Investments Trust

                             1982   AIM Summit Fund

  Robert G. Alley -- 1948..  2001   AIM Floating Rate Fund               Managing Director and Chief Fixed
    Vice President                                                       Income Officer, A I M Capital
                                                                         Management, Inc. and Vice President,
                                                                         A I M Advisors, Inc.

                             1992   AIM Funds Group

  Stuart W. Coco -- 1955...  2002   AIM Equity Funds, AIM Growth         Managing Director and Chief Research
    Vice President                  Series, AIM Investment Funds, AIM    Officer -- Fixed Income, A I M Capital
                                    Special Opportunities Funds and AIM  Management, Inc.; and Vice President,
                                    Summit Fund                          A I M Advisors, Inc.

                             2001   AIM Floating Rate Fund

                             1993   AIM Tax-Exempt Funds and Short-
                                    Term Investments Trust

                             1992   AIM Funds Group

  Melville B. Cox -- 1943..  1998   AIM Floating Rate Fund, AIM          Vice President and Chief Compliance
    Vice President                  Growth Series, AIM Investment        Officer, A I M Advisors, Inc. and A I M
                                    Funds and AIM Special Opportunities  Capital Management, Inc.; and Vice
                                    Funds                                President, A I M Fund Services, Inc.

                             1993   AIM Tax-Exempt Funds

   NAME, YEAR OF BIRTH AND     OFFICER
 POSITION(S) HELD WITH TRUST    SINCE           NAME OF TRUST(S)           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
 ---------------------------   -----------------------------------------------------------------------------------

                                1992   AIM Equity Funds, AIM Funds
                                       Group, AIM Investments Securities
                                       Funds, AIM Summit Fund and Short-
                                       Term Investments Trust

Karen Dunn Kelley -- 1960.....  2001   AIM Floating Rate Fund               Managing Director and Chief Cash
  Vice President                                                            Management Officer, A I M Capital
                                                                            Management, Inc., Director and
                                                                            President, Fund Management Company;
                                                                            and Vice President, A I M Advisors, Inc.

                                1993   AIM Tax-Exempt Funds

                                1992   AIM Funds Group and AIM
                                       Investments Securities Funds

                                1989   Short-Term Investments Trust

Edgar M. Larsen -- 1940.......  2002   AIM Growth Series AIM Tax-Exempt     Vice President, A I M Advisors, Inc.; and
  Vice President                       Funds, AIM Investment Funds, AIM     President, Chief Executive Officer and
                                       Investments Securities Funds and     Chief Investment Officer, A I M Capital
                                       Short-Term Investments Trust         Management, Inc.

                                2001   AIM Floating Rate Fund

                                1999   AIM Equity Funds, AIM Funds
                                       Group, AIM Special Opportunities
                                       Funds and AIM Summit Fund

Dana R. Sutton -- 1959........  1998   AIM Floating Rate Fund, AIM          Vice President and Fund Treasurer,
  Vice President and Treasurer         Growth Series, AIM Investment        A I M Advisors, Inc.
                                       Funds and AIM Special Opportunities
                                       Funds

                                1993   AIM Tax-Exempt Funds

                                1992   AIM Funds Group

                                1988   AIM Equity Funds and AIM
                                       Investments Securities Funds

                                1986   Short-Term Investments Trust

                                1985   AIM Summit Fund

Nancy L. Martin -- 1957.......  2003   AIM Floating Rate Fund, AIM Equity   Vice President, A I M Advisors, Inc.; and
  Secretary                            Funds, AIM Funds Group, AIM          Vice President and General Counsel,
                                       Growth Series, AIM Investment        A I M Capital Management, Inc.
                                       Funds, AIM Investment Securities
                                       Funds, AIM Special Opportunities
                                       Funds, AIM Summit Fund, AIM Tax-
                                       Exempt Funds and Short-Term
                                       Investments Trust

                                   EXHIBIT D

                       SECURITY OWNERSHIP OF MANAGEMENT

   To the best knowledge of the Trusts, the following table sets forth certain information regarding the ownership, as of July 25, 2003, of shares of beneficial interest of each class of each of the Funds by the trustees, nominees and current executive officers of the Trusts. No information is given as to a Fund or a class if a trustee, nominee or current executive officer held no shares of any or all classes of such Fund as of July 25, 2003.

AIM EQUITY FUNDS

                                                               SHARES OWNED
                                FUND                         BENEFICIALLY AS  PERCENT OF
NAME OF TRUSTEE/NOMINEE/OFFICER (CLASS)                      OF JULY 25, 2003   CLASS
-------------------------------------                      -------------------------
Frank S. Bayley................ AIM Charter Fund                   660.856        *
                                  (Class A)
                                AIM Mid Cap Growth Fund            873.687        *
                                  (Class A)
Bruce L. Crockett.............. AIM Aggressive Growth Fund         145.166        *
                                  (Class A)
                                AIM Blue Chip Fund                 338.293(1)     *
                                  (Class A)
                                AIM Charter Fund                   111.189        *
                                  (Class A)
                                AIM Constellation Fund              59.585        *
                                  (Class A)
                                AIM Large Cap Growth Fund          420.677(1)     *
                                  (Class A)
                                AIM Weingarten Fund                 81.892        *
                                  (Class A)
Albert R. Dowden............... AIM Blue Chip Fund               1,319.261        *
                                  (Class A)
                                AIM Emerging Growth Fund         3,176.397        *
                                  (Class A)
Edward K. Dunn, Jr............. AIM Capital Development Fund    13,679.892(1)     *
                                  (Class A)
Jack M. Fields................. AIM Blue Chip Fund               9,975.382(1)     *
                                  (Class A)
                                AIM Charter Fund                 9,990.609(1)     *
                                  (Class A)
                                AIM Constellation Fund           5,494.703(1)     *
                                  (Class A)
                                AIM Weingarten Fund              8,582.683(1)     *
                                  (Class A)
Carl Frischling................ AIM Aggressive Growth Fund      11,444.167(1)     *
                                  (Class A)
                                AIM Blue Chip Fund              12,070.154(1)     *
                                  (Class A)
                                AIM Capital Development Fund     8,050.531(1)     *
                                  (Class A)
                                AIM Charter Fund                11,287.405(1)     *
                                  (Class A)
                                AIM Constellation Fund           5,562.122(1)     *
                                  (Class A)
                                AIM Weingarten Fund              5,999.171        *
                                  (Class A)

                                                                 SHARES OWNED
                                FUND                           BENEFICIALLY AS  PERCENT OF
NAME OF TRUSTEE/NOMINEE/OFFICER (CLASS)                        OF JULY 25, 2003   CLASS
-------------------------------------                        -------------------------
Robert H. Graham............... AIM Aggressive Growth Fund         4,223.634        *
                                  (Class A)
                                AIM Blue Chip Fund                17,184.897        *
                                  (Class A)
                                AIM Capital Development Fund      14,334.743        *
                                  (Class A)
                                AIM Charter Fund                  29,763.543        *
                                  (Class A)
                                AIM Constellation Fund            14,565.484        *
                                  (Class A)
                                AIM Diversified Dividend Fund     14,769.332        *
                                  (Class A)
                                AIM Emerging Growth Fund          14,711.529        *
                                  (Class A)
                                AIM Large Cap Growth Fund         24,894.591        *
                                  (Class A)
                                AIM Mid Cap Growth Fund           19,755.749        *
                                  (Class A)
                                AIM Weingarten Fund                4,360.461        *
                                  (Class A)
Prema Mathai-Davis............. AIM Aggressive Growth Fund         7,129.173(1)     *
                                  (Class A)
                                AIM Blue Chip Fund                 3,251.756(1)     *
                                  (Class A)
                                AIM Large Cap Basic Value Fund     3,656.502(1)     *
                                  (Class A)
Lewis F. Pennock............... AIM Charter Fund                   1,528.038        *
                                  (Class A)
                                AIM Large Cap Basic Value Fund        316.79        *
                                  (Class A)
Louis S. Sklar................. AIM Aggressive Growth Fund        11,898.876(1)     *
                                  (Class A)
                                AIM Charter Fund                  23,519.317(1)     *
                                  (Class A)
                                AIM Constellation Fund            12,464.989(1)     *
                                  (Class A)
                                AIM Weingarten Fund               11,186.805(1)     *
                                  (Class A)
Mark H. Williamson............. AIM Large Cap Growth Fund         26,143.791        *
                                  (Class A)
Gary T. Crum................... AIM Aggressive Growth Fund        22,911.894        *
                                  (Class A)
                                AIM Blue Chip Fund                 12,417.27        *
                                  (Class A)
                                AIM Constellation Fund              2,240.15        *
                                  (Class A)
                                AIM Emerging Growth Fund         108,635.256        *
                                  (Class A)
                                AIM Weingarten Fund               11,387.185        *
                                  (Class A)

                                                                    SHARES OWNED
                                   FUND                           BENEFICIALLY AS  PERCENT OF
NAME OF TRUSTEE/NOMINEE/OFFICER    (CLASS)                        OF JULY 25, 2003   CLASS
-------------------------------    -------                        -------------------------
Robert G. Alley................... AIM Aggressive Growth Fund         7,794.792          *
                                     (Class A)
                                   AIM Capital Development Fund      10,151.765          *
                                     (Class A)
Stuart W. Coco.................... AIM Aggressive Growth Fund            948.05          *
                                     (Class A)
                                   AIM Blue Chip Fund                 1,343.124          *
                                     (Class A)
Edgar M. Larsen................... AIM Blue Chip Fund                10,715.213          *
                                     (Class A)
                                   AIM Capital Development Fund      20,120.599          *
                                     (Class A)
                                   AIM Charter Fund                   2,204.586          *
                                     (Class A)
                                   AIM Emerging Growth Fund          22,027.827          *
                                     (Class A)
                                   AIM Large Cap Basic Value Fund     6,345.566          *
                                     (Class A)
                                   AIM Large Cap Growth Fund          8,932.772          *
                                     (Class A)
                                   AIM Mid Cap Growth Fund            25,000.00          *
                                     (Class A)
Dana R. Sutton.................... AIM Aggressive Growth Fund         3,502.639          *
                                     (Class A)
                                   AIM Capital Development Fund         736.384          *
                                     (Class A)
                                   AIM Charter Fund                   5,634.251          *
                                     (Class A)
                                   AIM Weingarten Fund                2,611.881          *
                                     (Class A)
Nancy L. Martin................... AIM Aggressive Growth Fund         4,416.109          *
                                     (Class A)
                                   AIM Capital Development Fund       1,566.517          *
                                     (Class A)
All Trustees, Nominees and current AIM Aggressive Growth Fund                            *
  Executive Officers as a group...   (Class A)                         74,414.5
                                   AIM Blue Chip Fund                 68,615.35          *
                                     (Class A)
                                   AIM Capital Development Fund      68,640.431          *
                                     (Class A)
                                   AIM Charter Fund                  84,699.794          *
                                     (Class A)
                                   AIM Constellation Fund            40,387.033          *
                                     (Class A)
                                   AIM Diversified Dividend Fund     14,769.332          *
                                     (Class A)
                                   AIM Emerging Growth Fund         148,551.009       1.10%
                                     (Class A)

                                                                 SHARES OWNED
                                FUND                           BENEFICIALLY AS  PERCENT OF
NAME OF TRUSTEE/NOMINEE/OFFICER (CLASS)                        OF JULY 25, 2003   CLASS
-------------------------------------                        -------------------------
                                AIM Large Cap Basic Value Fund    10,318.858        *
                                  (Class A)
                                AIM Large Cap Growth Fund         60,391.831        *
                                  (Class A)
                                AIM Mid Cap Growth Fund           45,629.436        *
                                  (Class A)
                                AIM Weingarten Fund               44,210.078        *
                                  (Class A)

--------
*   Less than 1% of the outstanding shares of the class.
(1) Certain of these shares may be attributed to shares credited to the applicable trustee under the trustees' Deferred Compensation Agreements.

AIM FLOATING RATE FUND

  To the best knowledge of AIM Floating Rate Fund, as of July 25, 2003, no trustee, nominee or current executive officer of AIM Floating Rate Fund owned shares of beneficial interest of any class of the Fund.

AIM FUNDS GROUP

                                                                         SHARES OWNED
                                FUND                                   BENEFICIALLY AS  PERCENT OF
NAME OF TRUSTEE/NOMINEE/OFFICER (CLASS)                                OF JULY 25, 2003   CLASS
-------------------------------------                                -------------------------
Frank S. Bayley................ AIM European Small Company Fund              767.162        *
                                  (Class A)
                                AIM Premier Equity Fund                       830.10        *
                                  (Class A)
Bruce L. Crockett.............. AIM Mid Cap Basic Value Fund                 368.615        *
                                  (Class A)
                                AIM Premier Equity Fund                      134.223        *
                                  (Class A)
                                AIM Select Equity Fund                        86.872        *
                                  (Class A)
                                AIM Small Cap Equity Fund                    366.263(1)     *
                                  (Class A)
Albert R. Dowden............... AIM Small Cap Equity Fund                  1,707.316        *
                                  (Class A)
Jack M. Fields................. AIM Premier Equity Fund                   11,786.685(1)     *
                                  (Class A)
Carl Frischling................ AIM Basic Balanced Fund                    7,102.803(1)     *
                                  (Class A)
                                AIM European Small Company Fund            6,195.787        *
                                  (Class A)
                                AIM International Emerging Growth Fund     3,889.854(1)     *
                                  (Class A)
                                AIM Premier Equity Fund                    5,907.491(1)     *
                                  (Class A)
Robert H. Graham............... AIM Balanced Fund                          5,148.945        *
                                  (Class A)
                                AIM Premier Equity Fund                    8,608.982        *
                                  (Class A)
                                AIM Small Cap Equity Fund                 18,939.394        *
                                  (Class A)
Prema Mathai-Davis............. AIM European Small Company Fund            1,422.998(1)     *
                                  (Class A)
Lewis F. Pennock............... AIM Balanced Fund                             969.14        *
                                  (Class A)
Robert G. Alley................ AIM Balanced Fund                          4,527.551        *
                                  (Class A)
Stuart W. Coco................. AIM New Technology Fund                    2,522.704        *
                                  (Class A)
                                AIM Premier Equity II Fund                 2,517.011        *
                                  (Class A)
Edgar M. Larsen................ AIM European Small Company Fund            18,209.96        *
                                  (Class A)
                                AIM New Technology Fund                    10,560.76        *
                                  (Class A)
                                AIM Premier Equity II Fund                 6,637.831        *
                                  (Class A)
                                AIM Small Cap Equity Fund                  6,547.298        *
                                  (Class A)


                                                                            SHARES OWNED
                                   FUND                                   BENEFICIALLY AS  PERCENT OF
NAME OF TRUSTEE/NOMINEE/OFFICER    (CLASS)                                OF JULY 25, 2003   CLASS
-------------------------------    -------                                -------------------------
All Trustees, Nominees and current AIM Balanced Fund                         10,645.636          *
  Executive Officers as a group...   (Class A)
                                   AIM Basic Balanced Fund                    7,102.803          *
                                     (Class A)
                                   AIM European Small Company Fund           26,595.907       1.06%
                                     (Class A)
                                   AIM International Emerging Growth Fund     3,889.854          *
                                     (Class A)
                                   AIM Mid Cap Basic Value Fund                 368.615          *
                                     (Class A)
                                   AIM New Technology Fund                   13,083.464          *
                                     (Class A)
                                   AIM Premier Equity Fund                   27,267.481          *
                                     (Class A)
                                   AIM Premier Equity II Fund                 9,154.842          *
                                     (Class A)
                                   AIM Select Equity Fund                        86.872          *
                                     (Class A)
                                   AIM Small Cap Equity Fund                 27,560.271          *
                                     (Class A)

--------
*   Less than 1% of the outstanding shares of the class.
(1) Certain of these shares may be attributed to shares credited to the applicable trustee under the trustees' Deferrred Compensation Agreements.

AIM GROWTH SERIES

                                                                  SHARES OWNED
                                   FUND                         BENEFICIALLY AS  PERCENT OF
NAME OF TRUSTEE/NOMINEE/OFFICER    (CLASS)                      OF JULY 25, 2003   CLASS
-------------------------------    -------                      -------------------------

Albert R. Dowden.................. AIM Basic Value Fund               576.593        *
                                     (Class A)
                                   AIM Mid Cap Core Equity Fund     1,820.231        *
                                     (Class A)
Edward K. Dunn, Jr................ AIM Basic Value Fund                452.08        *
                                     (Class A)
                                   AIM Mid Cap Core Equity Fund       471.921        *
                                     (Class A)
Carl Frischling................... AIM Basic Value Fund             4,932.513(1)     *
                                     (Class A)
                                   AIM Mid Cap Core Equity Fund     5,145.893(1)     *
                                     (Class A)
Robert H. Graham.................. AIM Basic Value Fund             2,041.874        *
                                     (Class A)
                                   AIM Mid Cap Core Equity Fund     4,735.099        *
                                     (Class A)
Lewis F. Pennock.................. AIM Basic Value Fund               136.178        *
                                     (Class A)
                                   AIM Mid Cap Core Equity Fund        141.71        *
                                     (Class A)
Mark H. Williamson................ AIM Basic Value Fund              9,181.01        *
                                     (Class A)
Stuart W. Coco.................... AIM Small Cap Growth Fund          422.769        *
                                     (Class A)
Edgar M. Larsen................... AIM Basic Value Fund             1,437.523        *
                                     (Class A)
                                   AIM Mid Cap Core Equity Fund        405.01        *
                                     (Class A)
                                   AIM Small Cap Growth Fund        2,448.695        *
                                     (Class A)
Nancy L. Martin................... AIM Small Cap Growth Fund        3,317.272        *
                                     (Class A)
All Trustees, Nominees and current AIM Basic Value Fund            18,757.771        *
  Executive Officers as a group...   (Class A)
                                   AIM Mid Cap Core Equity Fund    12,719.864        *
                                     (Class A)
                                   AIM Small Cap Growth Fund        6,188.736        *
                                     (Class A)

--------
*   Less than 1% of the outstanding shares of the class.
(1) Certain of these shares may be attributed to shares credited to the applicable trustees' Deferred Compensation Agreements.

AIM INVESTMENT FUNDS

                                                                            SHARES OWNED
                                   FUND                                   BENEFICIALLY AS  PERCENT OF
NAME OF TRUSTEE/NOMINEE/OFFICER    (CLASS)                                OF JULY 25, 2003   CLASS
-------------------------------    -------                                -------------------------

Frank S. Bayley................... AIM Developing Markets Fund                   183.08          *
                                     (Class A)
Edward K. Dunn, Jr................ AIM Global Science and Technology Fund       703.202          *
                                     (Class A)
Robert H. Graham.................. AIM Developing Markets Fund                6,229.792          *
                                     (Class A)
                                   AIM Libra Fund                             8,319.468          *
                                     (Class A)
Ruth H. Quigley................... AIM Developing Markets Fund                  264.305          *
                                     (Class A)
Gary T. Crum...................... AIM Libra Fund                            27,314.886       2.40%
                                     (Class A)
All Trustees, Nominees and current AIM Developing Markets Fund                6,677.177          *
  Executive Officers as a group...   (Class A)
                                   AIM Global Science and Technology Fund       703.202          *
                                     (Class A)
                                   AIM Libra Fund                            35,634.354       3.13%
                                     (Class A)

--------
*   Less than 1% of the outstanding shares of the class.

AIM INVESTMENT SECURITIES FUNDS

                                                                     SHARES OWNED
                                FUND                               BENEFICIALLY AS   PERCENT OF
NAME OF TRUSTEE/NOMINEE/OFFICER (CLASS)                            OF JULY 25, 2003    CLASS
-------------------------------------                            ----------------  ----------

Frank S. Bayley................ AIM Income Fund                         2,509.617          *
                                  (Class A)
Bruce L. Crockett.............. AIM High Yield Fund                       217.094          *
                                  (Class A)
Edward K. Dunn, Jr............. AIM High Yield Fund                     2,829.037          *
                                  (Class A)
                                AIM Money Market Fund                  172,087.06(1)       *
                                  (Cash Reserve)
Carl Frischling................ AIM High Yield Fund                    13,380.037          *
                                  (Class A)
Robert H. Graham............... AIM High Yield Fund                     3,270.403          *
                                  (Class A)
                                AIM Limited Maturity Treasury Fund     35,584.261          *
                                  (Class A)
                                AIM Money Market Fund                  877,776.54          *
                                  (Cash Reserve)
                                AIM Municipal Bond Fund                 19,954.69          *
                                  (Class A)
Lewis F. Pennock............... AIM High Yield Fund                     1,860.568          *
                                  (Class A)
Gary T. Crum................... AIM High Yield Fund                    179,204.05          *
                                  (Class A)
                                AIM Money Market Fund                   37,272.40          *
                                  (Class C)
                                AIM Municipal Bond Fund             1,730,989.178       4.24%
                                  (Class A)
Stuart W. Coco................. AIM Money Market Fund                1,939,910.92          *
                                  (Cash Reserve)
Edgar M. Larsen................ AIM Limited Maturity Treasury Fund    235,802.478          *
                                  (Class A)
                                AIM Money Market Fund                  594,375.46          *
                                  (Cash Reserve)
Dana R. Sutton................. AIM High Yield Fund                     3,473.529          *
                                  (Class A)
                                AIM Limited Maturity Treasury Fund      1,838.391          *
                                  (Class A)
                                AIM Money Market Fund                  415,532.48          *
                                  (Cash Reserve)
Nancy L. Martin................ AIM Money Market Fund                  222,581.75          *
                                  (Cash Reserve)


                                                                        SHARES OWNED
                                                 FUND                 BENEFICIALLY AS  PERCENT OF
NAME OF TRUSTEE/NOMINEE/OFFICER                 (CLASS)               OF JULY 25, 2003   CLASS
-------------------------------                 -------               -------------------------
All Trustees, Nominees and current AIM High Yield Fund
  Executive Officers as a group...   (Class A)                           204,234.718         *
                                   AIM Income Fund                         2,509.617         *
                                     (Class A)
                                   AIM Limited Maturity Treasury Fund     273,225.13         *
                                     (Class A)
                                   AIM Money Market Fund                   37,272.40         *
                                     (Class C)
                                   AIM Money Market Fund                4,222,264.21         *
                                     (Cash Reserve)
                                   AIM Municipal Bond Fund             1,750,943.868      4.29%
                                     (Class A)

--------
*   Less than 1% of the outstanding shares of the class.
(1) Certain of these shares may be attributed to shares credited to the applicable trustee under the trustees' Deferred Compensation Agreements.

AIM SPECIAL OPPORTUNITIES FUNDS

                                                             SHARES OWNED
                                FUND                       BENEFICIALLY AS  PERCENT OF
NAME OF TRUSTEE/NOMINEE/OFFICER (CLASS)                    OF JULY 25, 2003   CLASS
-------------------------------------                    -------------------------
Edward K. Dunn, Jr............. AIM Opportunities III Fund    19,054.116(1)     *
                                  (Class A)
Carl Frischling................ AIM Opportunities I Fund       2,509.718(1)     *
                                  (Class A)
                                AIM Opportunities II Fund     13,420.619(1)     *
                                  (Class A)
                                AIM Opportunities III Fund      3,674.33(1)     *
                                  (Class A)
Robert H. Graham............... AIM Opportunities I Fund      17,781.265        *
                                  (Class A)
                                AIM Opportunities III Fund     6,665.355        *
                                  (Class A)
Prema Mathai-Davis............. AIM Opportunities II Fund      1,683.578(1)     *
                                  (Class A)
                                AIM Opportunities III Fund     7,943.224(1)     *
                                  (Class A)
Gary T. Crum................... AIM Opportunities I Fund      44,630.977        *
                                  (Class A)
Robert G. Alley................ AIM Opportunities I Fund         528.429        *
                                  (Class A)
                                AIM Opportunities II Fund        306.933        *
                                  (Class A)
                                AIM Opportunities III Fund    16,137.039        *
                                  (Class A)
Stuart W. Coco................. AIM Opportunities I Fund       4,432.075        *
                                  (Class A)
                                AIM Opportunities II Fund        924.898        *
                                  (Class A)
                                AIM Opportunities III Fund     2,033.185        *
                                  (Class A)
Edgar M. Larsen................ AIM Opportunities I Fund       9,474.704        *
                                  (Class A)
                                AIM Opportunities II Fund      1,757.584        *
                                  (Class A)
                                AIM Opportunities III Fund     5,613.999        *
                                  (Class A)
Dana R. Sutton................. AIM Opportunities I Fund          68.276        *
                                  (Class A)
                                AIM Opportunities III Fund     7,246.259        *
                                  (Class A)
Nancy L. Martin................ AIM Opportunities I Fund       7,798.774        *
                                  (Class A)
                                AIM Opportunities II Fund      1,984.369        *
                                  (Class A)
                                AIM Opportunities III Fund       728.211        *
                                  (Class A)

                                                                SHARES OWNED
                                   FUND                       BENEFICIALLY AS  PERCENT OF
NAME OF TRUSTEE/NOMINEE/OFFICER    (CLASS)                    OF JULY 25, 2003   CLASS
-------------------------------    -------                    -------------------------
All Trustees, Nominees and current AIM Opportunities I Fund      87,224.218        *
  Executive Officers as a group...   (Class A)
                                   AIM Opportunities II Fund     20,077.981        *
                                     (Class A)
                                   AIM Opportunities III Fund    69,095.718        *
                                     (Class A)

--------
 * Less than 1% of the outstanding shares of the class.
(1) Certain of these shares may be attributed to shares credited to the applicable trustee under the trustees' Deferred Compensation Agreements.

AIM SUMMIT FUND

                                                              SHARES OWNED
                                   FUND                     BENEFICIALLY AS  PERCENT OF
NAME OF TRUSTEE/NOMINEE/OFFICER    (PLAN)                   OF JULY 25, 2003   CLASS
-------------------------------    ------                   -------------------------
Robert H. Graham.................. Summit Investors Plans I    8,018.791         *
All Trustees, Nominees and current                             8,018.791         *
  Executive Officers as a group... Summit Investors Plans I

--------
* Less than 1% of the outstanding shares of the plans.

AIM TAX-EXEMPT FUNDS

                                                                    SHARES OWNED
                                   FUND                           BENEFICIALLY AS  PERCENT OF
NAME OF TRUSTEE/NOMINEE/OFFICER    (CLASS)                        OF JULY 25, 2003   CLASS*
-------------------------------    -------                        -------------------------
Robert H. Graham.................. AIM High Income Municipal Fund     27,684.579         *
                                     (Class A)
                                   AIM-Tax-Exempt Cash Fund         4,796,809.32      6.02%
                                     (Class A)
                                   AIM Tax-Free Intermediate Fund    116,992.355         *
                                     (Class A)
Lewis F. Pennock.................. AIM Tax-Free Intermediate Fund        441.137         *
                                     (Class A)
Gary T. Crum...................... AIM High Income Municipal Fund    585,480.094      6.05%
                                     (Class A)
                                   AIM-Tax-Exempt Cash Fund         6,988,440.97      8.77%
                                     (Class A)
                                   AIM Tax-Free Intermediate Fund  2,138,314.375      5.26%
                                     (Class A)
Robert G. Alley................... AIM High Income Municipal Fund     22,873.439         *
                                     (Class A)
                                   AIM-Tax-Exempt Cash Fund           151,110.47         *
                                     (Class A)
                                   AIM Tax-Free Intermediate Fund      1,684.439         *
                                     (Class A)
Edgar M. Larsen................... AIM High Income Municipal Fund     13,000.207         *
                                     (Class A)
                                   AIM-Tax-Exempt Cash Fund           511,620.46         *
                                     (Class A)
Dana R. Sutton.................... AIM Tax-Free Intermediate Fund      5,371.609         *
                                     (Class A)
All Trustees, Nominees and current AIM High Income Municipal Fund    649,038.319      6.71%
  Executive Officers as a group...   (Class A)
                                   AIM-Tax-Exempt Cash Fund        12,447,981.22     15.63%
                                     (Class A)
                                   AIM Tax-Free Intermediate Fund  2,262,803.915      5.57%
                                     (Class A)

--------
* Less than 1% of the outstanding shares of the class.

                                   EXHIBIT E

                       OWNERSHIP OF SHARES OF THE FUNDS

SIGNIFICANT HOLDERS

   Listed below is the name, address and percent ownership of each person who, as of July 25, 2003, to the best knowledge of Trusts owned 5% or more of any class of the outstanding shares of a Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                                                      NUMBER OF SHARES PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER         FUND (CLASS) OWNED OF RECORD  OWNED OF RECORD*
--------------------------------         ------------------------------------------
AIM EQUITY FUNDS

AIM AGGRESSIVE GROWTH FUND

The Manufacturers Life Insurance Company
  (U.S.A.)..............................   Class A     28,067,059.91        12.34%
 250 Bloor St. East 7th Floor
 Toronto, ON M4W 1E5
 Canada

Merrill Lynch Pierce Fenner & Smith.....   Class A     18,151,110.92         7.98%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Citigroup Global Markets House Acct.....   Class A     12,367,906.61         5.44%
 Attn: Cindy Tempesta 7th Fl.
 333 West 34th St.
 New York, N.Y. 10001-2402

Merrill Lynch Pierce Fenner & Smith.....   Class C      1,234,484.89        13.02%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Citigroup Global Markets House Acct.....   Class C        486,607.51         5.13%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, N.Y. 10001-2402

MCB Trust Services Cust. FBO............   Class R         27,108.66        23.39%
 Plastic & Hand Surgery Association
 700 17th Street
 Suite 300
 Denver, CO 80202-3531

Reliance Trust Company Custodian........   Class R         16,529.08        14.26%
 FBO Olson International LTD 401K Plan
 P.O. Box 48529
 Atlanta, GA 30362-1529

Reliance Trust Co.......................   Class R         14,347.77        12.38%
 FBO Northern Printing Network 401K
 P.O. Box 48529
 Atlanta, GA 30362-1529

                                                         NUMBER OF SHARES PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER        FUND (CLASS)     OWNED OF RECORD  OWNED OF RECORD*
--------------------------------        ------------     -------------------------------

MCB Trust Services Cust. FBO........       Class R             6,490.96          5.60%
 The Northbridge Group, Inc.
 700 17th Street
 Suite 300
 Denver, CO 80202-3531

Patterson & Co. FBO................. Institutional Class     231,363.26         81.40%
 Freudenberg PN
 1525 West WT Harris Blvd NC 1151
 Charlotte, NC 28288-0001

Patterson & Co. FBO................. Institutional Class      33,245.62         11.70%
 Freudenberg SPUN
 1525 West WT Harris Blvd NC 1151
 Charlotte, NC 28288-0001

First Command Bank Trust............ Institutional Class      16,341.26          5.75%
 Attention: Trust Department
 P.O. Box 901075
 Fort Worth, TX 76101-2075

AIM BASIC VALUE II FUND

A I M Advisors, Inc.................       Class A            40,476.17        100.00%
 Attn: David Hessel
 11 Greenway Plaza Ste 100
 Houston, TX 77046-1173

A I M Advisors, Inc.................       Class B            30,357.38        100.00%
 Attn: David Hessel
 11 Greenway Plaza Ste 100
 Houston, TX 77046-1173

A I M Advisors, Inc.................       Class C            30,357.38        100.00%
 Attn: David Hessel
 11 Greenway Plaza Ste 100
 Houston, TX 77046-1173

AIM BLUE CHIP FUND

Merrill Lynch Pierce Fenner & Smith.       Class A        10,430,933.18          7.56%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith.       Class B         9,717,122.47          7.91%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Citigroup Global Markets House Acct.       Class B         8,042,237.11          6.54%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

                                                        NUMBER OF SHARES PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER       FUND (CLASS)     OWNED OF RECORD  OWNED OF RECORD*
--------------------------------       ------------     -------------------------------

Merrill Lynch Pierce Fenner & Smith       Class C         4,500,456.90         15.27%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Citigroup Global Markets House Acct       Class C         2,177,246.70          7.39%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

Banc One Securities Corp. FBO......       Class C         2,124,917.59          7.21%
 The One Investment Solution
 Attn: Wrap Processing OH1-1244
 1111 Polaris Pkwy Suite J-2
 Columbus, OH 43240-2050

D & L Manufacturing Inc. 401K PSP..       Class R            11,488.21         17.57%
 Lee Eslicker TTEE
 Omnibus Account
 P.O. Box 52427
 Tulsa, OK 74152-0427

Norm Wagner TTEE FBO...............       Class R            11,063.68         16.92%
 Norm Wagner Automotive 401K Plan
 39 Massachusetts Ave
 Lunenburg, MA 01462-1212

Reliance Trust Company Custodian...       Class R             8,467.69         12.95%
 FBO Mecklenburg Neurological
 Associates PA 401K Plan
 P.O. Box 48529
 Atlanta, GA 30362-1529

Walsh & Sons Construction Corp.....       Class R             3,291.55          5.03%
 Forfeiture Account
 DTD 12/01/1982
 3209 Vestal Pkwy E
 Vestal, NY 13850-2154

First Command Bank Trust........... Institutional Class      13,195.31        100.00%
 Attention: Trust Department
 P.O. Box 901075
 Fort Worth, TX 76101-2075

AIM CAPITAL DEVELOPMENT FUND

Merrill Lynch Pierce Fenner & Smith       Class A         2,212,618.28          6.60%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith       Class B         2,594,297.33         10.15%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

                                                               NUMBER OF SHARES PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER              FUND (CLASS)     OWNED OF RECORD  OWNED OF RECORD*
--------------------------------              ------------     -------------------------------

Citigroup Global Markets House Acct.......       Class B         1,810,923.87          7.08%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

Merrill Lynch Pierce Fenner & Smith.......       Class C           588,892.78         13.81%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Coastgear & Company.......................       Class C           391,838.50          9.19%
 State Street Bank & Trust
 Attn: Kevin Smith
 105 Rosemont Avenue
 Westwood, MA 02090-2318

Citigroup Global Markets House Acct.......       Class C           214,610.87          5.03%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

AMVESCAP Natl Tr Co FBO Equator...........       Class R            42,070.11         62.73%
 Technologies, Inc. 401(K) Retirement Plan
 P.O. Box 105779
 Atlanta, GA 30348-5779

Reliance Trust Company Custodian..........       Class R             5,094.99          7.60%
 FBO Agents Assistance Corporation of
 Michigan 401K
 P.O. Box 48529
 Atlanta, GA 30362-1529

Capital Bank & Trust Company TTEE.........       Class R             3,497.38          5.21%
 FBO 401K FBO
 All Kinds of Minds 401K
 c/o Premier/Fascorp
 8515 E. Orchard Rd 2T2
 Englewood, CO 80111-5037

A I M Advisors, Inc....................... Institutional Class         579.71        100.00%
 Attn: David Hessel
 11 Greenway Plaza Ste 100
 Houston, TX 77046-1173

AIM CHARTER FUND

Merrill Lynch Pierce Fenner & Smith.......       Class A        15,911,130.52          8.47%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Citigroup Global Markets House Acct.......       Class A        10,062,495.76          5.36%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

                                                                  NUMBER OF SHARES PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER                 FUND (CLASS)     OWNED OF RECORD  OWNED OF RECORD*
--------------------------------                 ------------     -------------------------------

Citigroup Global Markets House Acct..........       Class B         7,204,362.12         6.32%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

Merrill Lynch Pierce Fenner & Smith..........       Class B         6,633,356.68         5.82%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith..........       Class C         2,271,284.72        14.23%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Citigroup Global Markets House Acct..........       Class C         1,154,662.08         7.24%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

AMVESCAP Natl Tr Co. FBO Equator.............       Class R            39,363.89        41.34%
 Technologies, Inc. 401(K) Retirement Plan
 P.O. Box 105779
 Atlanta, GA 30348-5779

INVESCO Trust Company TTEE...................       Class R            17,616.68        18.50%
 FBO Big Horn Basin
 Orthppaedic Clinic PC
 401K Profit Sharing Plan
 P.O. Box 105779
 Atlanta, GA 30348-5779

Reliance Trust Company Custodian.............       Class R             7,452.86         7.83%
 FBO Non Commissioned Officers Association of
   the United States of America 401K Plan
 P.O. Box 48529
 Atlanta, GA 30362-1529

Walsh & Sons Construction Corp...............       Class R             5,550.29         5.83%
 Forfeiture Account
 DTD 12/01/1982
 3209 Vestal Pkwy E.
 Vestal, NY 13850-2154

First Command Bank Trust..................... Institutional Class      40,622.74        25.00%
 Attention: Trust Department
 P.O. Box 901075
 Fort Worth, TX 76101-2075

Ruth and Ted Bauer........................... Institutional Class      18,200.00        11.20%
 Family Foundation
 11 Greenway Plaza, Suite 2600
 Houston, TX 77046-1100

                                                            NUMBER OF SHARES PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER           FUND (CLASS)     OWNED OF RECORD  OWNED OF RECORD*
--------------------------------           ------------     -------------------------------

City National Bank..................... Institutional Class      13,986.98         8.61%
 Attn: Trust Operations/Mutual Funds
 P.O. Box 60520
 Los Angeles, CA 90060-0520

Town of Watertown, Trustee............. Institutional Class      11,372.36         7.00%
 FBO Town of Watertown
 457 Deferred Compensation Plan
 c/o Great West, Recordkeeper
 8515 E. Orchard Rd. 2T2
 Englewood, CO 80111-5037

City of Springfield, Trustee, FBO...... Institutional Class       8,628.57         5.31%
 City of Springfield 457 DCP
 c/o Great West, Recordkeeper
 8515 E. Orchard Rd. 2T2
 Engelwood, CO 80111-5037

AIM CONSTELLATION FUND

Merrill Lynch Pierce Fenner & Smith....       Class A        39,500,473.82        11.50%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Citigroup Global Markets House Acct....       Class A        20,395,142.46         5.94%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

Citigroup Global Markets House Acct....       Class B         2,038,212.97         5.66%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

Merrill Lynch Pierce Fenner & Smith....       Class B         1,843,597.33         5.12%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith....       Class C         1,811,470.73        17.74%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Citigroup Global Markets House Acct....       Class C           771,271.18         7.55%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

Reliance Trust Company Cust FBO........       Class R            25,299.34        26.69%
 William J Kamm and Sons Inc. 401K Plan
 P.O. Box 48529
 Atlanta, GA 30362-1529

                                                                NUMBER OF SHARES PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER               FUND (CLASS)     OWNED OF RECORD  OWNED OF RECORD*
--------------------------------               ------------     -------------------------------

AMVESCAP National Trust Company TTE........       Class R            16,433.82         17.33%
 FBO Guys Inc. 401(k) Profit Sharing Plan
 P.O. Box 105779
 Atlanta, GA 30348-5779

Reliance Trust Company Custodian...........       Class R            12,078.16         12.74%
 FBO Stadtmauer Bailkin LLP
 401K Plan
 P.O. Box 48529
 Atlanta, GA 30362-1529

Airbrush Images Inc. 401K Plan.............       Class R            10,711.44         11.30%
 Daniel E. Henrichs TTEE
 850 N. FM 3083
 Conroe, TX 77303-1850

Reliance Trust Company Custodian...........       Class R             5,776.26          6.09%
 FBO Mecklenburg Neurological
 Associates PA 401K Plan
 P.O. Box 48529
 Atlanta, GA 30362-1529

Ohio Public Employees Deferred Compensation Institutional Class   4,385,193.49         63.62%
 250 Civic Center Dr. Ste. 350
 Columbus, OH 43215-5450

Wells Fargo Bank West NA Cust.............. Institutional Class     758,853.85         11.01%
 City of Houston
 457 Deferred Compensation Plan
 c/o Great West, Recordkeeper
 8515 E. Orchard Rd. 2T2
 Englewood, CO 80111-5037

Nationwide Trust Company FBO............... Institutional Class     659,789.40          9.57%
 Participating Retirement Plans
 c/o IPO Portfolio Accounting
 P.O. Box 182029
 Columbus, OH 43218-2029

State of Vermont Deferred Comp............. Institutional Class     531,323.74          7.71%
 c/o Great West Life
 8515 E. Orchard Rd. 2T2
 Greenwood Village, CO 80111-5037

AIM CORE STRATEGIES FUND

A I M Advisors, Inc........................       Class A            40,722.67        100.00%
 Attn: David Hessel
 11 Greenway Plaza Ste. 100
 Houston, TX 77046-1173

A I M Advisors, Inc........................       Class B            30,542.26        100.00%
 Attn: David Hessel
 11 Greenway Plaza Ste. 100
 Houston, TX 77046-1173

                                                  NUMBER OF SHARES PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER     FUND (CLASS) OWNED OF RECORD  OWNED OF RECORD*
--------------------------------     ------------------------------------------

A I M Advisors, Inc.................   Class C         30,542.26        100.00%
 Attn: David Hessel
 11 Greenway Plaza Ste. 100
 Houston, TX 77046-1173

AIM DENT DEMOGRAPHIC TRENDS FUND

Citigroup Global Markets House Acct.   Class A      1,584,621.05          5.72%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

Merrill Lynch Pierce Fenner & Smith.   Class A      1,439,019.55          5.19%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith.   Class B      3,667,456.61         10.82%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Citigroup Global Markets House Acct.   Class B      3,388,110.65         10.00%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

Merrill Lynch Pierce Fenner & Smith.   Class C      2,288,105.31         17.52%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Citigroup Global Markets House Acct.   Class C      1,463,048.21         11.20%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

AIM DIVERSIFIED DIVIDEND FUND

Merrill Lynch Pierce Fenner & Smith.   Class A        134,201.01          7.58%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith.   Class B        253,756.94         14.66%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Legg Mason Wood Walker Inc..........   Class C         26,756.02          5.94%
 P.O. Box 1476
 Baltimore, MD 21203-1476

                                                          NUMBER OF SHARES PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER             FUND (CLASS) OWNED OF RECORD  OWNED OF RECORD*
--------------------------------             ------------------------------------------

AIM EMERGING GROWTH FUND

Merrill Lynch Pierce Fenner & Smith.........   Class A      1,012,118.36         7.49%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith.........   Class B        562,907.07         6.56%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith.........   Class C        600,548.17        16.58%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

AIM LARGE CAP BASIC VALUE FUND

Merrill Lynch Pierce Fenner & Smith.........   Class A      2,718,354.08        24.84%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith.........   Class B        965,798.23        13.77%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith.........   Class C        550,009.38        23.63%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

A Taghi Partners Safe Harbor 401K...........   Class R          3,237.45        15.78%
 Ali Taghizadeh or Houshang Taghizadeh TTEES
 Omnibus Account
 5116 Westheimer
 Houston, TX 77056-5506

MCB Trust Services Cust FBO.................   Class R          2,842.28        13.85%
 Joe Verde Sales and Management
 Training Inc. Profit Sharing Plan
 700 17th St. Ste. 300
 Denver, CO 80202-3531

Reliance Trust Company Custodian............   Class R          2,144.36        10.45%
 FBO Continental Products Inc.
 401K Plan
 P.O. Box 48529
 Atlanta, GA 30362-1529

                                                 NUMBER OF SHARES PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER    FUND (CLASS) OWNED OF RECORD  OWNED OF RECORD*
--------------------------------    ------------------------------------------

Darse E. Crandall Solo 401K........   Class R          2,106.76        10.27%
 Darse E. Crandall
 13360 Del Monte Dr. Apt. 2C
 Seal Beach, CA 90740-4561

MCB Trust Services Cust. FBO.......   Class R          1,286.01         6.27%
 ECFirst.com Pension Plan
 700 17th St. Ste. 300
 Denver, CO 80202-3531

Federated Lighting Inc.............   Class R          1,140.26         5.56%
 401K Profit Sharing Plan
 1600 Trade Zone Ave. Ste. 406
 Upper Marlboro, MD 20774-8789

PVR Inc............................   Class R          1,134.01         5.53%
 Phillip V. Rye
 22119 Kensington Dr.
 Woodhaven, MI 48183-1151

Carol's Craftique Inc..............   Class R          1,031.99         5.03%
 Carol L. Moecker
 1414 24th Ave. S
 Moorhead, MN 56560-4825

AIM LARGE CAP GROWTH FUND

Merrill Lynch Pierce Fenner & Smith   Class A      4,579,887.16        26.69%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith   Class B      1,491,275.81        10.36%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Citigroup Global Markets House Acct   Class B        942,370.20         6.55%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

Citigroup Global Markets House Acct   Class C        684,046.66        13.57%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

Merrill Lynch Pierce Fenner & Smith   Class C        661,625.71        13.13%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

                                                          NUMBER OF SHARES PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER             FUND (CLASS) OWNED OF RECORD  OWNED OF RECORD*
--------------------------------             ------------------------------------------

INVESCO Trust Company TTEE..................   Class R         75,299.71        59.54%
 FBO Big Horn Basin
 Orthppaedic Clinic PC
 401K Profit Sharing Plan
 P.O. Box 105779
 Atlanta, GA 30348-5779

Reliance Trust Company Custodian............   Class R         27,654.67        21.87%
 FBO Continental Products Inc.
 401K Plan
 P.O. Box 48529
 Atlanta, GA 30362-1529

A. Taghi Partners Safe Harbor 401K..........   Class R          9,732.78         7.70%
 Ali Taghizadeh or Houshang Taghizadeh TTEES
 Omnibus Account
 5116 Westheimer
 Houston, TX 77056-5506

Dennis C. McCluskey MD & Associates Inc.....   Class R          6,867.09         5.43%
 401K & PSP
 Dennis C. McCluskey TTEE
 Omnibus Account
 754 S. Cleveland Ave. Ste. 300
 Mogadore, OH 44260-2205

AIM MID CAP GROWTH FUND

Merrill Lynch Pierce Fenner & Smith.........   Class A      1,396,557.08        10.89%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Morgan Stanley & Co. FBO....................   Class A        651,041.67         5.08%
 Attn: Matthew Brady
 X-Entity 0111 C
 Equity
 1585 Broadway 5th Floor
 New York, NY 10036-8200

Merrill Lynch Pierce Fenner & Smith.........   Class B        945,420.11         9.65%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith.........   Class C        533,701.05        16.53%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

                                                 NUMBER OF SHARES PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER    FUND (CLASS) OWNED OF RECORD  OWNED OF RECORD*
--------------------------------    ------------------------------------------

MCB Trust Services Cust. FBO.......   Class R          2,919.93         46.01%
 Newington Services, Inc.
 700 17th Street
 Suite 300
 Denver, CO 80202-3531

William A. Gromko MD...............   Class R            915.03         14.42%
 William Anthony Gromko
 3928 Pacific Ave. SE
 Lacey, WA 98503-1109

MCB Trust Services Cust. FBO.......   Class R            712.14         11.22%
 Nebr-New England Build & Res
 700 17th Street
 Suite 300
 Denver, CO 80202-3531

Walsh & Sons Construction Corp.....   Class R            387.63          6.11%
 Forfeiture Account
 3209 Vestal Pkwy E
 Vestal, NY 13850-2154

A G Edwards & Sons Inc. FBO........   Class R            360.44          5.68%
 Kalamazoo Industries
 401 K Plan
 One North Jefferson
 St. Louis, MO 63103-2287

AIM U.S. GROWTH FUND

A I M Advisors, Inc................   Class A         40,295.43        100.00%
 Attn: David Hessel
 11 Greenway Plaza Ste. 100
 Houston, TX 77046-1173

A I M Advisors, Inc................   Class B         30,221.83        100.00%
 Attn: David Hessel
 11 Greenway Plaza Ste. 100
 Houston, TX 77046-1173

A I M Advisors, Inc................   Class C         30,221.83        100.00%
 Attn: David Hessel
 11 Greenway Plaza Ste. 100
 Houston, TX 77046-1173

AIM WEINGARTEN FUND

Merrill Lynch Pierce Fenner & Smith   Class A     22,721,103.30         11.74%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Citigroup Global Markets House Acct   Class A     14,681,258.90          7.59%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

                                                           NUMBER OF SHARES PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER          FUND (CLASS)     OWNED OF RECORD  OWNED OF RECORD*
--------------------------------          ------------     -------------------------------

Citigroup Global Markets House Acct...       Class B         3,593,161.12         6.61%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

Merrill Lynch Pierce Fenner & Smith...       Class B         3,010,946.00         5.54%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith...       Class C         1,533,545.97        17.48%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Citigroup Global Markets House Acct...       Class C           550,577.16         6.28%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

Macquarium Inc. 401K..................       Class R             4,729.75        19.92%
 Louis K. Adler or Mark F. Adler TTEES
 Omnibus Account
 50 Washington St. Suite 300
 Reno, NV 89503-5660

Sierra Conveyor Co. Inc...............       Class R             2,354.83         9.92%
 Daniel P. Watson
 P.O. Box 1382
 Roseville, CA 95678-8382

Sierra Conveyor Co. Inc...............       Class R             2,016.96         8.49%
 Marjorie J. Watson
 P.O. Box 1382
 Roseville, CA 95678-8382

Festivals, Inc. Profit Sharing Plan...       Class R             1,992.66         8.39%
 Alan Silverman
 4201 120th Ave. SE
 Bellevue, WA 98006-1149

Sierra Conveyor Co. Inc...............       Class R             1,756.36         7.40%
 Brian Schyberg
 P.O. Box 1382
 Roseville, CA 95678-8382

Sierra Conveyor Co. Inc...............       Class R             1,309.13         5.51%
 Daniel McCormick
 P.O. Box 1382
 Roseville, CA 95678-8382

AIM Foundation........................ Institutional Class      37,856.15        20.98%
 Attn: Patricia Lewis
 11 Greenway Plaza, Ste. 2600
 Houston, TX 77046-1100

                                                        NUMBER OF SHARES PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER       FUND (CLASS)     OWNED OF RECORD  OWNED OF RECORD*
--------------------------------       ------------     -------------------------------

First Command Bank Trust........... Institutional Class      22,555.23        12.50%
 Attention: Trust Department
 P.O. Box 901075
 Fort Worth, TX 76101-2075

Town of Watertown, Trustee......... Institutional Class      15,537.94         8.61%
 FBO: Town of Watertown
 457 Deferred Compensation Plan
 c/o Great West, Recordkeeper
 8515 E. Orchard Rd. 2T2
 Englewood, CO 80111-5037

David, Leary, Trustee.............. Institutional Class      13,236.88         7.34%
 FBO: Town of Weymouth
 457 Deferred Plan
 c/o Great West, Recordkeeper
 8515 E. Orchard Rd. 2T2
 Englewood, CO 80111-5037

City of Springfield, Trustee, FBO.. Institutional Class       9,334.48         5.17%
 City of Springfield 457 DCP
 c/o Great West, Recordkeeper
 8515 E. Orchard Rd. 2T2
 Engelwood, CO 80111-5037

AIM FLOATING RATE FUND

Citigroup Global Markets House Acct       Class B         1,437,602.26         5.18%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

Citigroup Global Markets House Acct       Class C           111,832.02         5.09%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

AIM FUNDS GROUP

AIM BALANCED FUND

Merrill Lynch Pierce Fenner & Smith       Class A         5,689,297.15         9.30%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith       Class B         2,492,860.09         7.49%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Citigroup Global Markets House Acct       Class B         1,708,704.56         5.14%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

                                                                   NUMBER OF SHARES PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER                  FUND (CLASS)     OWNED OF RECORD  OWNED OF RECORD*
--------------------------------                  ------------     -------------------------------

Merrill Lynch Pierce Fenner & Smith...........       Class C         1,847,922.11        14.55%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

INVESCO Trust Company TTEE....................       Class R            43,944.82        34.10%
 FBO Big Horn Basin
 Orthppaedic Clinic PC
 401K Profit Sharing Plan
 P.O. Box 105779
 Atlanta, GA 30348-5779

Branch Banking & Trust TTEE FBO...............       Class R            25,451.81        19.75%
 W. E. Stanley & Co. Inc. Omnibus Daily 401K
 FBO W.E. Stanley & Co.
 300 E. Wendover Ave.
 Greensboro, NC 27401-1229

MCB Trust Services Cust. FBO..................       Class R            23,569.94        18.29%
 Crittenden Health Systems 401K
 700 17th St. Ste. 300
 Denver, CO 80202-3531

AMVESCAP National Trust Co. FBO...............       Class R             9,893.57         7.68%
 West Boylston Insurance Agency Inc. 401K Plan
 P.O. Box 105779
 Atlanta, GA 30348-5779

A I M Advisors, Inc........................... Institutional Class         402.92          100%
 Attn: David Hessel
 11 Greenway Plz., Ste. 100
 Houston, TX 77046-1173

AIM BASIC BALANCED FUND

Merrill Lynch Pierce Fenner & Smith...........       Class B           311,811.70         5.41%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith...........       Class C           163,421.42         9.15%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

AIM EUROPEAN SMALL COMPANY FUND

National Investor Services FBO................       Class A           307,156.25        12.30%
 55 Water Street, 32nd Floor
 New York, NY 10041-0028

Charles T. Bauer..............................       Class A           262,812.09        10.53%
 c/o AIM Management Group Inc.
 11 Greenway Plaza, Ste. 100
 Houston, TX 77046-1113

                                                         NUMBER OF SHARES PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER            FUND (CLASS) OWNED OF RECORD  OWNED OF RECORD*
--------------------------------            ------------------------------------------

Merrill Lynch Pierce Fenner & Smith........   Class B        71,237.14         11.27%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith........   Class C        38,058.04         10.30%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

ANTC Cust. IRA FBO.........................   Class C        26,414.57          7.15%
 Paul K. Kugler
 92 N. Grove St.
 East Aurora, NY 14052-1747

AIM GLOBAL VALUE FUND

Merrill Lynch Pierce Fenner & Smith........   Class A        57,954.59          9.55%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Morgan Keegan & Company, Inc...............   Class C        16,631.12          9.10%
 FBO Joyce M. Kelso & Jerry A. Kelso JTWROS
 270 River Trace Dr.
 Marion, AR 72364-2628

AIM INTERNATIONAL EMERGING GROWTH FUND

Deloitte & Touche Profit Sharing Plan......   Class A       499,043.84         11.93%
 Chase Manhattan Bank TTEE
 Attn: Angela Ma
 3 Metrotech Center 6th Fl
 Brooklyn, NY 11245-0001

National Investor Services FBO.............   Class A       373,768.26          8.94%
 55 Water Street, 32nd Floor
 New York, NY 10041-0028

Robert Michael Kippes......................   Class A       339,183.08          8.11%
 Kelly F. Kippes JTTEN
 20402 Lakeland Falls Dr.
 Cypress, TX 77433-5728

Merrill Lynch Pierce Fenner & Smith........   Class A       329,447.86          7.88%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith........   Class B        79,713.89         10.93%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

                                                 NUMBER OF SHARES PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER    FUND (CLASS) OWNED OF RECORD  OWNED OF RECORD*
--------------------------------    ------------------------------------------

Merrill Lynch Pierce Fenner & Smith   Class C        102,984.33        22.73%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

AIM MID CAP BASIC VALUE FUND

Merrill Lynch Pierce Fenner & Smith   Class A        310,414.98         8.77%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith   Class B        161,960.67         5.68%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith   Class C         55,838.33         6.56%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

AIM PREMIER EQUITY FUND

Merrill Lynch Pierce Fenner & Smith   Class A     55,352,846.54         9.74%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Citigroup Global Markets House Acct   Class A     32,944,201.52         5.79%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

Citigroup Global Markets House Acct   Class B     44,595,417.23         8.99%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

Merrill Lynch Pierce Fenner & Smith   Class B     40,165,883.29         8.09%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith   Class C     10,781,496.90        19.92%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

                                                         NUMBER OF SHARES PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER        FUND (CLASS)     OWNED OF RECORD  OWNED OF RECORD*
--------------------------------        ------------     -------------------------------

Citigroup Global Markets House Acct.       Class C         5,628,825.21        10.40%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

Logan Bank & Trust Co. 401K.........       Class R            11,044.57        17.23%
 FBO APB
 P.O. Box 505
 Warrendale, PA 15086-0505

AMVESCAP National Trust Company TTE.       Class R             9,280.49        14.48%
 FBO Guys Inc. 401(k) Profit
 Sharing Plan
 P.O. Box 105779
 Atlanta, GA 30348-5779

Circle Trust Company Custodian FOR..       Class R             6,664.63        10.40%
 401K FBO
 Milikin Mandt Associates Inc. IRA
 Omnibus Account
 Metro Center
 One Station PL
 Stamford, CT 06902-6800

Airbrush Images Inc. 401K Plan......       Class R             5,984.00         9.34%
 Daniel E. Henrichs TTEE
 850 N. FM 3083
 Conroe, TX 77303-1850

Reliance Trust Company CSDN FBO.....       Class R             5,794.64         9.04%
 OLMOS Equipment Inc. 401K Ret. Plan
 P.O. Box 48529
 Atlanta, GA 30362-1529

Walsh & Sons Construction Corp......       Class R             3,678.85         5.74%
 Forfeiture Account
 DTD 12/01/1982
 3209 Vestal Pkwy. E
 Vestal, NY 13850-2154

Tulsa & Co.......................... Institutional Class     196,638.37        74.25%
 P.O. Box 3688
 Tulsa, OK 74101-3688

First Command Bank Trust............ Institutional Class      61,842.46        23.35%
 Attention: Trust Department
 P.O. Box 901075
 Fort Worth, TX 76101-2075

AIM SELECT EQUITY FUND

Merrill Lynch Pierce Fenner & Smith.       Class A         1,159,816.04         6.07%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

                                                         NUMBER OF SHARES PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER            FUND (CLASS) OWNED OF RECORD  OWNED OF RECORD*
--------------------------------            ------------------------------------------

Merrill Lynch Pierce Fenner & Smith........   Class B      1,242,576.59         7.53%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Citigroup Global Markets House Acct........   Class B      1,109,811.97         6.73%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

Merrill Lynch Pierce Fenner & Smith........   Class C        315,119.88        12.26%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Citigroup Global Markets House Acct........   Class C        133,901.62         5.21%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

AIM SMALL CAP EQUITY FUND

Merrill Lynch Pierce Fenner & Smith........   Class A      1,760,506.64         9.55%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith........   Class B        914,299.19         7.05%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith........   Class C      1,106,952.80        20.10%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

MCB Trust Services Cust. FBO...............   Class R         13,388.49        16.07%
 Indianhead Food Service Distributors
 401K Plan
 700 17th St. Ste. 300
 Denver, CO 80202-3531

AMVESCAP National Trust Co. FBO............   Class R         10,846.38        13.02%
 West Boylston Insurance Agency Inc.
 401K Plan
 P.O. Box 105779
 Atlanta, GA 30348-5779

Capital Bank & Trust Co. TTEE..............   Class R          6,116.68         7.34%
 FBO West Virginia Newspaper Publishing Co.
 401K Plan
 c/o PLANPREMIER/FASCORP
 8515 E. Orchard Rd. #2T2
 Greenwood VLG, CO 80111-5037

                                                  NUMBER OF SHARES PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER     FUND (CLASS) OWNED OF RECORD  OWNED OF RECORD*
--------------------------------     ------------------------------------------

MCB Trust Services Cust. FBO........   Class R          5,937.46         7.12%
 Base Engineering, Inc.
 700 17th Street
 Suite 300
 Denver, CO 80202-3531

D&L Manufacturing Inc. 401K PSP.....   Class R          5,879.67         7.06%
 Lee Eslicker TTEE
 Omnibus Account
 P.O. Box 52427
 Tulsa, OK 74152-0427

AMVESCAP National Trust Company TTE.   Class R          5,829.57         7.00%
 FBO Guys Inc.
 401K Profit Sharing Plan
 P.O. Box 105779
 Atlanta, GA 30348-5779

Reliance Trust Company Cust. FBO....   Class R          5,204.01         6.24%
 William J. Kamm and Sons Inc.
 401K Plan
 P.O. Box 48529
 Atlanta, GA 30362-1529

AIM GROWTH SERIES

AIM BASIC VALUE FUND

Merrill Lynch Pierce Fenner & Smith.   Class A      8,186,938.56         6.63%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Charles Schwab & Co. Inc............   Class A      6,260,859.32         5.07%
 Reinvestment Account
 101 Montgomery St.
 San Francisco, CA 94104-4122

Merrill Lynch Pierce Fenner & Smith.   Class B      7,093,028.01        10.27%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Citigroup Global Markets House Acct.   Class B      3,634,494.07         5.26%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

Merrill Lynch Pierce Fenner & Smith.   Class C      4,634,277.93        19.73%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

                                                           NUMBER OF SHARES PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER              FUND (CLASS) OWNED OF RECORD  OWNED OF RECORD*
--------------------------------              ------------------------------------------

Citigroup Global Markets House Acct..........   Class C      1,395,840.60         5.94%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

IBEW Local Union 527
  Annuity Trust Fund PSP TTEE................   Class R         27,589.18        12.11%
 Sam Marullo DTD Strategies Acct.
 6227 Broadway St.
 Galveston, TX 77551-1035

Branch Banking & Trust TTEE FBO..............   Class R         24,576.95        10.79%
 W.E. Stanley & Co. Inc. Omnibus Daily 401K
 FBO W.E. Stanley & Co.
 300 E. Wendover Ave.
 Greensboro, NC 27401-1229

The Guardian Insurance & Annuity Company Inc.   Class R         23,677.04        10.39%
 Separate Acct. L
 Attn: Equity Acctg. 3518
 3900 Burgess Place
 Bethlehem, PA 18017-9097

Reliance Trust Company Custodian.............   Class R         17,343.92         7.61%
 FBO French Paper Company Employees
 Savings & Investment Plan
 P.O. Box 48529
 Atlanta, GA 30362-1529

Reliance Trust Company Cust. FBO.............   Class R         17,019.07         7.47%
 William J. Kamm and Sons Inc.
 401K Plan
 P.O. Box 48529
 Atlanta, GA 30362-1529

AMVESCAP National Trust Company TTE..........   Class R         14,750.50         6.47%
 FBO Guys Inc.
 401(k) Profit Sharing Plan
 P.O. Box 105779
 Atlanta, GA 30348-5779

AMVESCAP National Trust Company..............   Class R         13,978.77         6.14%
 FBO Equator Technologies, Inc.
 401(k) Retirement Plan
 P.O. Box 105779
 Atlanta, GA 30348-5779

Reliance Trust Company Custodian.............   Class R         11,928.66         5.24%
 FBO Synergex 401K Plan
 3300 Northeast Expressway Ste. 200
 Atlanta, GA 30341-3941

Reliance Trust Company Custodian.............   Class R         11,516.22         5.06%
 FBO The Office of the Chapter 13
 Trustee 401K
 P.O. Box 48529
 Atlanta, GA 30362-1529

                                                                  NUMBER OF SHARES PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER                 FUND (CLASS)     OWNED OF RECORD  OWNED OF RECORD*
--------------------------------                 ------------     -------------------------------

Heritage Registration Co..................... Institutional Class      60,011.90        86.03%
 c/o Heritage Trust Co.
 P.O. Box 21708
 Omnibus for Reinvestment Acct. 1
 Oklahoma City, OK 73156-1708

First Command Bank Trust..................... Institutional Class       8,770.31        12.57%
 Attention: Trust Department
 P.O. Box 901075
 Fort Worth, TX 76101-2075

AIM MID CAP CORE EQUITY FUND

Merrill Lynch Pierce Fenner & Smith..........       Class A         5,566,874.11         8.69%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith..........       Class B         1,905,690.30         7.06%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith..........       Class C         1,997,369.85        19.51%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Citigroup Global Markets House Acct..........       Class C           599,883.85         5.86%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

Capital Bank & Trust Company,................       Class R           118,839.35        16.33%
 Kreilkamp Trucking 401(K) Plan
 c/o PREMIER/FASCORP
 8515 E. Orchard Rd. #2T2
 Greenwood Vlg, CO 80111-5037

Carn & Co....................................       Class R            70,423.20         9.68%
 Nana Management Svs
 Attn: Mutual Funds-Star
 P.O. Box 96211
 Washington, DC 20090-6211

The Guardian Insurance & Annuity Company Inc.       Class R            68,826.35         9.46%
 Separate Acct. L
 Attn: Equity Accounting 3518
 3900 Burgess Place
 Bethlehem, PA 18017-9097

                                                             NUMBER OF SHARES PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER            FUND (CLASS)     OWNED OF RECORD  OWNED OF RECORD*
--------------------------------            ------------     -------------------------------

The Northern Trust Co. FBO.............. Institutional Class     283,456.52        54.78%
 Northern Trust TIP-DV
 P.O. Box 92994
 Chicago, IL 60675-2994

Wells Fargo Bank MN NA FBO.............. Institutional Class      93,574.84        18.08%
 Pinnacle West Capital EE Svgs
 P.O. Box 1533
 Minneapolis, MN 55480-1533

Compass Bancshares Inc.................. Institutional Class      69,927.02        13.51%
 Employee Stock Ownership Plan
 Nationwide Trust Co. TTEE FBO
 Compass Bancshares, Inc.
 P.O. Box 1412
 Austin, TX 78767-1412

Heritage Registration Co................ Institutional Class      43,787.42         8.46%
 c/o Heritage Trust Co.
 P.O. Box 21708
 Omnibus for Reinvestment Acc: 1
 Oklahoma City, OK 73156-1708

AIM SMALL CAP GROWTH FUND

Merrill Lynch Pierce Fenner & Smith.....       Class A         6,628,364.85        12.02%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

The Manufacturers Life Insurance Company
  (U.S.A.)..............................       Class A         5,423,673.72         9.83%
 240 Bloor St. East 7th Floor
 Toronto, ON M4W 1E5
 Canada

New York Life Trust Company 401K........       Class A         3,165,105.56         5.74%
 Clients Account
 51 Madison Ave.
 Room 117A
 New York, NY 10010-1603

Merrill Lynch Pierce Fenner & Smith.....       Class B           762,715.83         9.56%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith.....       Class C           391,840.11        17.76%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

                                                                      NUMBER OF SHARES PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER                     FUND (CLASS)     OWNED OF RECORD  OWNED OF RECORD*
--------------------------------                     ------------     -------------------------------

Branch Banking & Trust TTEE FBO..................       Class R            61,490.67        35.20%
 W. E. Stanley & Co. Inc. Omnibus Daily 401K
 FBO WE Stanley & Co.
 300 E. Wendover Ave.
 Greensboro, NC 27401-1229

AMVESCAP National Trust Company..................       Class R            16,818.82         9.63%
 FBO Equator Technologies, Inc.
 401(K) Retirement Plan
 P.O. Box 105779
 Atlanta, GA 30348-5779

Counsel Trust Co. FBO............................       Class R            12,726.62         7.29%
 American Bulk Commodities
 Retirement Savings Plan
 235 St. Charles Way Ste. 100
 York, PA 17402-4636

Reliance Trust Company Custodian.................       Class R            10,426.87         5.99%
 FBO Burgmann Seals America 401K Plan
 P.O. Box 48529
 Atlanta, GA 30362-1529

Capital Bank & Trust Company TTEE................       Class R            10,368.21         5.94%
 401K FBO
 Sure Alloy Astech 401K Plan
 c/o PLANPREMIER/FASCORP
 8515 E. Orchard Rd #2T2
 Greenwood Vlg, CO 80111-5037

Wells Fargo Bank West NA TTEE.................... Institutional Class   1,512,206.94        58.59%
 New York Metropolitan Transportation Authority
 457 & 401K DEF COMP PL
 8515 E. Orchard Rd # 2T2
 Greenwood Vlg, CO 80111-5037

Fidelity Investments Institutional Operations Co. Institutional Class     716,484.21        27.76%
 (F11OC) As Agent
 For Certain Employee Benefit Plans
 100 Magellan Way
 Mail Location - KW1C
 Covington, KY 41015-1999

AIM INVESTMENT FUNDS

AIM DEVELOPING MARKETS FUND

Citigroup Global Markets House Acct..............       Class A         2,406,614.57        12.93%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

Merrill Lynch Pierce Fenner & Smith..............       Class A         1,181,328.86         6.35%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

                                                  NUMBER OF SHARES PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER     FUND (CLASS) OWNED OF RECORD  OWNED OF RECORD*
--------------------------------     ------------------------------------------

Merrill Lynch Pierce Fenner & Smith.   Class B        182,680.28         5.97%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Citigroup Global Markets House Acct.   Class B        175,509.91         5.74%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

Merrill Lynch Pierce Fenner & Smith.   Class C        111,893.44        23.96%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Mathematicas LLC....................   Class C         60,359.62        12.93%
 45 East Putnam Ave. Ste. 118
 Greenwich, CT 06830-5428

Special Custody A/C FBO CUST........   Class C         29,599.06         6.34%
 OF Instinet Clearing Services
 875 Third Ave. 18th Fl
 New York, NY 10022-6225

AIM GLOBAL HEALTH CARE FUND

Merrill Lynch Pierce Fenner & Smith.   Class A      2,034,189.98         8.77%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Citigroup Global Markets House Acct.   Class A      1,792,367.07         7.72%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

Citigroup Global Markets House Acct.   Class B        594,324.34         7.11%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

Merrill Lynch Pierce Fenner & Smith.   Class B        574,601.29         6.88%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith.   Class C        274,555.69        13.36%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

                                                  NUMBER OF SHARES PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER     FUND (CLASS) OWNED OF RECORD  OWNED OF RECORD*
--------------------------------     ------------------------------------------

Citigroup Global Markets House Acct.   Class C        119,713.35         5.83%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

AIM LIBRA FUND

Merrill Lynch Pierce Fenner & Smith.   Class A        303,950.80        26.73%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Charles T. Bauer....................   Class A        244,400.71        21.50%
 c/o AIM Management Group Inc.
 11 Greenway Plaza, Ste. 100
 Houston, TX 77046-1113

Jonathan C. Schoolar SEP PROP.......   Class A         65,885.81         5.80%
 6640 Dogwood Creek
 Austin, TX 78746-1318

Merrill Lynch Pierce Fenner & Smith.   Class C         83,969.85        81.91%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

AIM INVESTMENT SECURITIES FUNDS

AIM HIGH YIELD FUND

Citigroup Global Markets House Acct.   Class A     10,463,049.45         6.76%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

Merrill Lynch Pierce Fenner & Smith.   Class B     10,020,322.93         7.70%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Citigroup Global Markets House Acct.   Class B      9,310,234.20         7.16%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

Merrill Lynch Pierce Fenner & Smith.   Class C      1,666,508.39         9.33%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Citigroup Global Markets House Acct.   Class C      1,028,440.82         5.76%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

                                                      NUMBER OF SHARES PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER         FUND (CLASS) OWNED OF RECORD  OWNED OF RECORD*
--------------------------------         ------------------------------------------

AIM INCOME FUND

Citigroup Global Markets House Acct.....   Class A      3,847,633.16         5.68%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

Merrill Lynch Pierce Fenner & Smith.....   Class B      2,120,078.11         5.34%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith.....   Class C        544,852.26         8.45%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Reliance Trust Company Custodian........   Class R         37,692.55        49.20%
 FBO Continental Products Inc.
 401K Plan
 P.O. Box 48529
 Atlanta, GA 30362-1529

D & L Manufacturing Inc. 401K PSP.......   Class R          9,424.44        12.30%
 Lee Eslicker TTEE
 Omnibus Account
 P.O. Box 52427
 Tulsa, OK 74152-0427

Dennis C. McCluskey MD & Associates Inc.
  401K & PSP............................   Class R          4,722.60         6.16%
 Dennis C. McCluskey TTEE
 Omnibus Account
 754 S. Cleveland Ave. Ste. 300
 Mogadore, OH 44260-2205

AIM INTERMEDIATE GOVERNMENT FUND

Merrill Lynch Pierce Fenner & Smith.....   Class A      7,811,754.71        12.15%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith.....   Class B      8,044,678.50        11.13%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

                                                            NUMBER OF SHARES PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER           FUND (CLASS)     OWNED OF RECORD  OWNED OF RECORD*
--------------------------------           ------------     -------------------------------

Merrill Lynch Pierce Fenner & Smith....       Class C         2,542,833.36        16.79%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

INVESCO Trust Company TTEE.............       Class R            75,911.27        26.45%
 FBO Big Horn Basin
 Orthopedic Clinic PC
 401K Profit Sharing Plan
 P.O. Box 105779
 Atlanta, GA 30348-5779

Reliance Trust Co......................       Class R            34,208.45        12.27%
 FBO Northern Printing Network 401K
 P.O. Box 48529
 Atlanta, GA 30362-1529

AMVESCAP National TR Co................       Class R            19,081.49         6.65%
 FBO Equator Technologies, Inc.
 401(K) Retirement Plan
 P.O. Box 105779
 Atlanta, GA 30348-5779

Reliance Trust Company Cust. FBO.......       Class R            17,376.10         6.05%
 Lipson, Neilson, Cole, Seltzer & Garin
 401K Plan and Trust
 P.O. Box 48529
 Atlanta, GA 30362-1529

AIM LIMITED MATURITY TREASURY FUND

Merrill Lynch Pierce Fenner & Smith....       Class A         5,486,832.86         9.82%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Prudential Securities Inc. FBO.........      Class A3           904,840.77        10.08%
 Walnut Limited Partnership
 c/o James River Capital Corp
 103 Sabot Park
 Mankin-Sabot, VA 23103

ANTC Cust. Rollover IRA FBO............ Institutional Class      40,814.20         9.84%
 Thomas M. Watlington III
 1630 Ridout Rd.
 Annapolis, MD 21401-5537

Muir & Co. 401K........................ Institutional Class     293,194.96        70.68%
 FBO Frost
 P.O. Box 2479
 San Antonio, TX 78298-2479

                                                                 NUMBER OF SHARES PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER                FUND (CLASS)     OWNED OF RECORD  OWNED OF RECORD*
--------------------------------                ------------     -------------------------------

Esor & Co................................... Institutional Class      54,568.04        13.15%
 Attn: Trust Operations--Lynn Knight
 P.O. Box 19006
 Green Bay, WI 54307-9006

AIM MONEY MARKET FUND

Citigroup Global Markets House Acct.........       Class B        31,847,321.81         5.81%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

AMVESCAP National Trust Co. FBO.............       Class R           676,551.03        18.24%
 West Boylston Insurance Agency Inc.
 401(k) Plan
 P.O. Box 105779
 Atlanta, GA 30348-5779

Reliance Trust Company Custodian............       Class R           420,985.95        11.35%
 FBO Stadtmauer Bailkin LLP
 401K Plan
 P.O. Box 48529
 Atlanta, GA 30362-1529

AMVESCAP National Trust Co..................       Class R           413,143.90        11.14%
 FBO Equator Technologies, Inc.
 401(K) Retirement Plan
 P.O. Box 105779
 Atlanta, GA 30348-5779

AIM MUNICIPAL BOND FUND

Merrill Lynch Pierce Fenner & Smith.........       Class B         1,068,849.56         8.57%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Citigroup Global Markets House Acct.........       Class B           857,659.41         6.88%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

Merrill Lynch Pierce Fenner & Smith.........       Class C           405,507.40        12.78%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Robert A. Merkel & Margaret M. Merkel.......       Class C           206,579.85         6.51%
 TTEES Robert A. Merkel & Margaret M. Merkel
 Trust DTD 05/27/94
 5118 288th Pl
 Auburn, WA 98001-2139

                                                  NUMBER OF SHARES PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER     FUND (CLASS) OWNED OF RECORD  OWNED OF RECORD*
--------------------------------     ------------------------------------------

AIM TOTAL RETURN BOND FUND

Merrill Lynch Pierce Fenner & Smith.   Class B        241,785.84         5.23%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith.   Class C         66,060.29         7.28%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Citigroup Global Markets House Acct.   Class C         50,219.28         5.53%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

AIM SPECIAL OPPORTUNITIES FUNDS

AIM OPPORTUNITIES I FUND

Merrill Lynch Pierce Fenner & Smith.   Class A      1,316,088.86         8.31%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith.   Class B      2,022,132.21        17.59%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith.   Class C        546,147.73        29.19%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

AIM OPPORTUNITIES II FUND

Merrill Lynch Pierce Fenner & Smith.   Class A        408,404.69         7.48%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith.   Class B        830,164.86        17.62%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

                                                           NUMBER OF SHARES PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER              FUND (CLASS) OWNED OF RECORD  OWNED OF RECORD*
--------------------------------              ------------------------------------------

Citigroup Global Markets House Acct..........   Class B        272,896.41         5.79%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

Merrill Lynch Pierce Fenner & Smith..........   Class C        395,997.34        22.66%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

AIM OPPORTUNITIES III FUND

Merrill Lynch Pierce Fenner & Smith..........   Class A        808,866.96         7.75%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith..........   Class B      1,834,527.61        19.02%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Citigroup Global Markets House Acct..........   Class B        486,106.87         5.04%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

Merrill Lynch Pierce Fenner & Smith..........   Class C        513,329.40        15.56%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

AIM SUMMIT FUND

First Command Financial Services, Inc. (DCCP)     N/A          191,890.54        13.28%
 4100 S. Hulen St.
 Ft. Worth, TX 76109-4999

First Command Bank...........................     N/A          112,483.67         7.78%
 Attention: Trust Department
 P.O. Box 901075
 Fort Worth, TX 76101-2075

AIM TAX-EXEMPT FUNDS

AIM HIGH INCOME MUNICIPAL FUND

Gary T. Crum.................................   Class A        585,480.09         6.05%
 11 Greenway Plaza
 Suite 100
 Houston, TX 77046-1113

                                                  NUMBER OF SHARES PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER     FUND (CLASS) OWNED OF RECORD  OWNED OF RECORD*
--------------------------------     ------------------------------------------

Charles T. Bauer....................   Class A        495,829.07         5.13%
 c/o AIM Management Group Inc.
 11 Greenway Plaza, Ste. 100
 Houston, TX 77046-1113

Citigroup Global Markets House Acct.   Class A        490,695.22         5.07%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

Merrill Lynch Pierce Fenner & Smith.   Class B        656,634.95        12.60%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

Citigroup Global Markets House Acct.   Class B        332,195.57         6.37%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

Merrill Lynch Pierce Fenner & Smith.   Class C        356,421.46        19.96%
 FBO The Sole Benefit of Customers
 Attn: Fund Administration
 4800 Deer Lake Dr. East 2nd Floor
 Jacksonville, FL 32246-6484

AIM TAX-EXEMPT CASH FUND

Jonathan C. Schoolar SEP PROP.......   Class A     11,250,000.00        14.13%
 6640 Dogwood Creek
 Austin, TX 78746-1318

CFP Holdings Ltd. (Partnership).....   Class A      7,505,478.12         9.43%
 Attn: Gary Crum
 11 Greenway Plaza, Suite 100
 Houston, TX 77046-1113

Gary T. Crum........................   Class A      6,988,440.97         8.78%
 11 Greenway Plaza
 Suite 100
 Houston, TX 77046-1113

Serapis Ltd.........................   Class A      4,768,944.84         5.99%
 Robert H. Graham
 Managing General Partner
 P.O. Box 1063
 Houston, TX 77251-1063

Citigroup Global Markets House Acct.   Class A      4,185,091.90         5.26%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

                                                         NUMBER OF SHARES PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER        FUND (CLASS)     OWNED OF RECORD  OWNED OF RECORD*
--------------------------------        ------------     -------------------------------

AIM TAX-FREE INTERMEDIATE FUND

Charles T. Bauer....................       Class A          4,015,391.00        9.89%
 c/o AIM Management Group Inc.
 11 Greenway Plaza, Ste. 100
 Houston, TX 77046-1113

Citigroup Global Markets House Acct.       Class A          4,007,124.98        9.87%
 Attn: Cindy Tempesta
 333 West 34th St. 7th Fl
 New York, NY 10001-2402

Gary T. Crum........................       Class A          2,138,314.38        5.26%
 11 Greenway Plaza
 Suite 100
 Houston, TX 77046-1113

U.S. Bancorp Investments Inc........      Class A3            226,430.96        5.55%
 100 South Fifth Street Suite 1400
 Minneapolis, MN 55402-1217

GOVERNMENT & AGENCY PORTFOLIO

Ferris Baker Watts Inc..............   Cash Management    111,788,034.19       14.89%
 1700 Pennsylvania Ave.                     Class
 Washington, DC 20006

CENCO...............................   Cash Management    105,723,690.53       14.08%
 Attn: AMG 7th Floor                        Class
 P.O. Box 10566
 Birmingham, AL 35296

Fund Services Advisors, Inc.........   Cash Management     81,007,671.65       10.79%
 Attn: Fund Manager                         Class
 777 S. Figueroa St., Suite 3200
 Los Angeles, CA 90017

Simmons First National Bank.........   Cash Management     79,233,000.21       10.55%
 8315 Cantrell Road, Suite 200              Class
 Little Rock, AR 72227

Wachovia Capital Markets, LLC.......   Cash Management     65,135,501.21        8.68%
 Sub-Accounts                               Class
 8739 Research Drive NC 0675
 Attn: Money Funds
 Charlotte, NC 28288

LaSalle Bank, N.A................... Institutional Class  405,906,056.72       19.48%
 135 South LaSalle St.
 Chicago, IL 60690-1443

Fund Services Advisors, Inc......... Institutional Class  332,893,608.04       15.98%
 Attn: Fund Manager
 777 S. Figueroa St., Suite 3200
 Los Angeles, CA 90017

                                                     NUMBER OF SHARES PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER    FUND (CLASS)     OWNED OF RECORD  OWNED OF RECORD*
--------------------------------    ------------     -------------------------------

AIM Fund of Funds Account #1.... Institutional Class  257,306,539.87       12.35%
 Money Market Portfolio Admin.
 11 Greenway Plaza, Ste. 100
 Houston, TX 77046

American Express Trust.......... Institutional Class  109,688,993.00        5.26%
 U.S. Government Securities
 990 AXP Financial Center
 Minneapolis, MN 55474

Bank of Springfield Government..      Personal         10,581,000.00       50.51%
 Sweep Investment                 Investment Class
 3400 West Wabash
 Springfield, IL 62707

STAR Financial Bank, Anderson...      Personal          9,772,873.75       46.65%
 6230 Bluffton Rd.                Investment Class
 Ft. Wayne, IN 46809

Bank of New York................ Private Investment   246,006,357.64       53.26%
 One Wall Street, 2nd Floor             Class
 Stif/Master Note
 New York, NY 10286

Am South Capital Markets........ Private Investment    33,215,551.85        7.19%
 315 Deaderick Street, 4th Floor        Class
 Nashville, TN 37237

Wachovia Capital Markets,....... Private Investment    28,363,740.34        6.14%
 LLC Sub-Accounts                       Class
 8739 Research Dr. NC 0675
 Attn: Money Funds
 Charlotte, NC 28288

Union Bank of California........ Private Investment    24,061,880.24        5.21%
 Attn: Cash Mgmt.                       Class
 530 B. Street, Suite 242
 San Diego, CA 92101

Community Bank..................    Reserve Class       2,621,436.14       48.93%
 500 S. Morgan
 Granbury, TX 76048

STAR Financial Bank, Anderson...    Reserve Class       1,416,962.27       26.45%
 6230 Bluffton Rd.
 Ft. Wayne, IN 46802

First National Banker's Bank....    Reserve Class         467,657.42        8.73%
 P.O. Drawer 80579
 Baton Rouge, LA 70898

Community Bank, DeSoto County...    Reserve Class         432,649.96        8.08%
 6910 Airways Blvd.
 P.O. Box 129
 Southaven, MS 38671

Morgan Stanley Dean Witter......   Resource Class      67,227,379.11       22.14%
 1 Pierrepont Plaza, 7th Floor
 Brooklyn, NY 11201

                                                        NUMBER OF SHARES PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER       FUND (CLASS)     OWNED OF RECORD  OWNED OF RECORD*
--------------------------------       ------------     -------------------------------

Sovereign Bank.....................   Resource Class     63,497,839.46        20.91%
 c/o Chase Enterprises
 280 Trumbull Street
 Hartford, CT 06103

Cullen/Frost Discount Brokers......   Resource Class     45,420,860.75        14.96%
 P.O. Box 2358
 San Antonio, TX 78299

CENCO..............................   Resource Class     40,676,806.35        13.40%
 Attn: AMG 7th Floor
 P.O. Box 10566
 Birmingham, AL 35296

LaSalle Bank, N.A..................   Resource Class     16,564,619.07         5.46%
 135 South LaSalle St.
 Chicago, IL 60603

GOVERNMENT TAXADVANTAGE PORTFOLIO

Fox and Co.........................   Cash Management       914,878.57        33.05%
 P.O. Box 976                              Class
 New York, NY 10268

Woodforest Sweep Account...........   Cash Management       514,520.11        18.58%
 3101 West Davis                           Class
 Conroe, TX 77304

Bear Stearns Securities Corp.......   Cash Management       511,766.35        18.49%
 1 Metrotech Center                        Class
 Brooklyn, NY 11021

Trustmark National Bank............ Institutional Class  38,280,995.00        42.73%
 Trust Department
 248 East Capitol
 Jackson, MS 39205

Frost National Bank TX............. Institutional Class  10,185,035.08        11.37%
 Muir & Co.
 c/o Frost
 P.O. Box 2479
 San Antonio, TX 78298-2479

Northern Institutional Govt. Select Institutional Class  10,000,000.00        11.16%
 50 S. LaSalle St.
 Chicago, IL 60675

Bank of America N.A................ Institutional Class   5,593,123.72         6.24%
 411 North Ackard Street
 M.C. TX1-945-08-18
 Dallas, TX 75201-3307

Northern U.S. Govt. Select......... Institutional Class   5,000,000.00         5.58%
 50 S. La Salle St.
 Chicago, IL 60675

Colorado State Bank & Trust........      Personal         6,394,671.16        96.94%
 1600 Broadway                       Investment Class
 Denver, CO 80202-4999

                                                     NUMBER OF SHARES PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER    FUND (CLASS)     OWNED OF RECORD  OWNED OF RECORD*
--------------------------------    ------------     -------------------------------

 Bank of New York............... Private Investment    36,317,052.08       42.08%
  One Wall Street, 2nd Floor            Class
  Stif/Master Note
  New York, NY 10286

 Frost National Bank TX......... Private Investment    12,970,231.66       15.03%
  Muir & Co.                            Class
  c/o Frost
  P.O. Box 2479
  San Antonio, TX 78298-2479

 Huntington Capital Corp........ Private Investment     7,703,415.94        8.93%
  41 S. High St., Ninth Floor           Class
  Columbus, OH 43287

 Wachovia Capital Markets, LLC.. Private Investment     7,640,404.90        8.85%
  Attn: Money Funds                     Class
  8739 Research Drive
  Capital Markets
  Charlotte, NC 28262-0675

 Coast Community Bank...........    Reserve Class         587,666.39         100%
  P.O. Box 960
  2314 Bienville Blvd.
  Ocean Springs, MS 39564

 Sovereign Bank.................   Resource Class       7,522,965.50       76.26%
  c/o Chase Enterprises
  280 Trumbull Street
  Hartford, CT 06103

 Morgan Stanley Dean Witter.....   Resource Class       2,339,075.22       23.71%
 1 Pierrepont Plaza, 7th Floor
  Brooklyn, NY 11201

 TREASURY PORTFOLIO

 Bank of New York...............   Cash Management    537,377,097.20       32.47%
  One Wall Street, 2nd Floor            Class
  Stif/Master Note
  New York, NY 10286

 Morgan Stanley Dean Witter.....   Cash Management    226,346,923.56       13.68%
 1 Pierrepont Plaza, 7th Floor          Class
  Brooklyn, NY 11201

 Bank of Oklahoma...............   Cash Management    169,209,649.48       10.23%
  P.O. Box 2180                         Class
  Tulsa, OK 74101

 SEI Trust Company..............   Cash Management    103,835,000.00        6.27%
  One Freedom Valley Drive              Class
  Oaks, PA 19456

 Frost National Bank TX......... Institutional Class  590,987,822.14       11.71%
  Muir & Co.
  c/o Frost
  P.O. Box 2479
  San Antonio, TX 78298-2479

                                                      NUMBER OF SHARES PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER     FUND (CLASS)     OWNED OF RECORD  OWNED OF RECORD*
--------------------------------     ------------     -------------------------------

LaSalle Bank, N.A................ Institutional Class  466,292,745.11        9.24%
 135 South LaSalle St.
 Chicago, IL 60690-1443

Piper Jaffray.................... Institutional Class  362,537,500.00        7.19%
 1050 17th St., Ste. 2100
 Denver, CO 80265

Piper Jaffray.................... Institutional Class  311,133,186.29        6.17%
 1050 17th St., Ste. 2100
 Denver, CO 80265

Trustmark National Bank.......... Institutional Class  306,980,105.13        6.08%
 Trust Department
 248 East Capitol
 Jackson, MS 39205

Monticello Associates............ Institutional Class  262,599,578.36        5.20%
 1200 17th St.
 Denver, CO 80202

Cullen/Frost Discount Brokers....      Personal        224,193,887.27       84.47%
 P.O. Box 2358                     Investment Class
 San Antonio, TX 78299

Bank of New York................. Private Investment   416,723,892.91       38.85%
 One Wall Street, 2nd Floor              Class
 Stif/Master Note
 New York, NY 10286

Zions First National Bank (CO)... Private Investment   320,204,575.02       29.85%
 Attn: Trust Department--Liz King        Class
 P.O. Box 30880
 Salt Lake City, UT 84130

Cullen/Frost Discount Brokers.... Private Investment    90,198,210.09        8.41%
 P.O. Box 2358                           Class
 San Antonio, TX 78299

Bank of New York.................    Reserve Class      91,296,643.72       91.28%
 440 Mamaroneck, 5th Fl.
 Harrison, NY 10528

Wachovia Capital Markets, LLC....   Resource Class     158,186,672.34       40.59%
 Sub-Accounts
 8739 Research Dr. NC 0675
 Attn: Money Funds
 Charlotte, NC 28288

LaSalle Bank, N.A................   Resource Class      58,414,089.26       14.99%
 135 South LaSalle St.
 Chicago, IL 60603

Sovereign Bank...................   Resource Class      45,138,235.22       11.58%
 c/o Chase Enterprises
 280 Trumbull Street
 Hartford, CT 06103

                                                NUMBER OF SHARES PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER  FUND (CLASS)  OWNED OF RECORD  OWNED OF RECORD*
--------------------------------  ------------  -------------------------------

     CENCO...................... Resource Class  37,072,836.51         9.51%
      Attn: AMG 7th Floor
      P.O. Box 10566
      Birmingham, AL 35296

--------
* The Trusts have no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

SHORT-TERM INVESTMENTS TRUST

   As of July 25, 2003, none of the trustees, nominees or current executive officers of the Trust owned shares of beneficial interest of any Fund of the Trust.

                                   EXHIBIT F

                       TRUSTEE OWNERSHIP OF FUND SHARES

   Set forth below is the dollar range of equity securities beneficially owned by each trustee and nominee as of December 31, 2002 (i) in each Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex.

                                             DOLLAR RANGE OF EQUITY SECURITIES
                                                         PER FUND
                                                    INTERESTED TRUSTEES
                                            -----------------------------------
                                            ROBERT H. GRAHAM MARK H. WILLIAMSON
                                            ---------------------------------
 AIM EQUITY FUNDS
   AIM Aggressive Growth Fund..............  Over $100,000          None
   AIM Basic Value II Fund.................       None              None
   AIM Blue Chip Fund......................  Over $100,000          None
   AIM Capital Development Fund............  Over $100,000          None
   AIM Charter Fund........................  Over $100,000          None
   AIM Constellation Fund..................  Over $100,000          None
   AIM Core Strategies Fund................       None              None
   AIM Dent Demographic Trends Fund........       None              None
   AIM Diversified Dividend Fund...........  Over $100,000          None
   AIM Emerging Growth Fund................ $50,001-$100,000        None
   AIM Large Cap Basic Value Fund..........       None              None
   AIM Large Cap Growth Fund...............  Over $100,000          None
   AIM Mid Cap Growth Fund.................  Over $100,000          None
   AIM U.S. Growth Fund....................       None              None
   AIM Weingarten Fund.....................  Over $100,000          None

 AIM FLOATING RATE FUND
   AIM Floating Rate Fund..................       None              None

 AIM FUNDS GROUP
   AIM Balanced Fund.......................  Over $100,000          None
   AIM Basic Balanced Fund.................  Over $100,000          None
   AIM European Small Company Fund.........       None              None
   AIM Global Value Fund...................       None              None
   AIM International Emerging Growth Fund..       None              None
   AIM Mid Cap Basic Value Fund............       None              None
   AIM Premier Equity Fund.................  Over $100,000          None
   AIM Select Equity Fund..................       None              None
   AIM Small Cap Equity Fund...............  Over $100,000          None

 AIM GROWTH SERIES
   AIM Basic Value Fund....................  Over $100,000          None
   AIM Mid Cap Core Equity Fund............  Over $100,000          None
   AIM Small Cap Growth Fund...............  Over $100,000          None

 AIM INVESTMENT FUNDS
   AIM Developing Markets Fund............. $50,001-$100,000        None
   AIM Global Health Care Fund.............       None              None
   AIM Libra Fund..........................       None              None

                                                               DOLLAR RANGE OF EQUITY SECURITIES
                                                                           PER FUND
                                                                      INTERESTED TRUSTEES
                                                              -----------------------------------
                                                              ROBERT H. GRAHAM MARK H. WILLIAMSON
                                                              ---------------------------------

AIM INVESTMENT SECURITIES FUNDS
  AIM High Yield Fund........................................ $10,001-$50,000        None
  AIM Income Fund............................................      None              None
  AIM Intermediate Government Fund...........................      None              None
  AIM Limited Maturity Treasury Fund.........................  Over $100,000         None
  AIM Money Market Fund......................................  Over $100,000         None
  AIM Municipal Bond Fund....................................  Over $100,000         None
  AIM Short Term Bond Fund...................................      None              None
  AIM Total Return Bond Fund.................................      None              None

AIM SPECIAL OPPORTUNITIES FUNDS
  AIM Opportunities I Fund...................................  Over $100,000         None
  AIM Opportunities II Fund..................................      None              None
  AIM Opportunities III Fund................................. $10,001-$50,000        None

AIM SUMMIT FUND
  AIM Summit Fund............................................  Over $100,000         None

AIM TAX-EXEMPT FUNDS
  AIM High Income Municipal Fund.............................  Over $100,000         None
  AIM Tax-Exempt Cash Fund...................................  Over $100,000         None
  AIM Tax-Free Intermediate Fund.............................  Over $100,000         None

SHORT-TERM INVESTMENTS TRUST
  Government & Agency Portfolio..............................      None              None
  Government TaxAdvantage Portfolio..........................      None              None
  Treasury Portfolio.........................................      None              None

Aggregate Dollar Range of Equity Securities in All Registered
  Investment Companies Overseen By Trustee in the AIM Funds
  Complex....................................................  Over $100,000    $10,001-$50,000

                                                    DOLLAR RANGE OF EQUITY SECURITIES PER FUND
                                                               INDEPENDENT TRUSTEES
                                         -----------------------------------------------------------------
                                          FRANK S.   BRUCE L.     ALBERT R.      EDWARD K.      JACK M.
                                           BAYLEY    CROCKETT      DOWDEN      DUNN, JR./(1)/  FIELDS/(1)/
                                         ---------------------------------------------  -------------
AIM EQUITY FUNDS
 AIM Aggressive Growth Fund.............    None                    None           None           None
 AIM Basic Value II Fund................    None    $1-$10,000      None           None           None
 AIM Blue Chip Fund.....................    None       None    $10,001-$50,000     None       Over $100,000
 AIM Capital Development Fund...........    None       None         None       Over $100,000      None
 AIM Charter Fund.......................    None    $1-$10,000      None           None       Over $100,000
 AIM Constellation Fund.................    None    $1-$10,000      None           None       Over $100,000
 AIM Core Strategies Fund...............    None       None         None           None           None
 AIM Dent Demographic Trends Fund.......    None       None         None           None           None
 AIM Diversified Dividend Fund..........    None       None         None           None           None
 AIM Emerging Growth Fund...............    None       None         None           None           None
 AIM Large Cap Basic Value Fund.........    None       None    $10,001-$50,000     None           None
 AIM Large Cap Growth Fund..............    None       None         None           None           None
 AIM Mid Cap Growth Fund................    None       None         None           None           None
 AIM U.S. Growth Fund...................    None       None         None           None           None
 AIM Weingarten Fund....................    None    $1-$10,000      None           None       Over $100,000

AIM FLOATING RATE FUND
 AIM Floating Rate Fund.................    None       None         None           None           None

AIM FUNDS GROUP
 AIM Balanced Fund......................    None       None         None           None           None
 AIM Basic Balanced Fund................    None       None         None           None           None
 AIM European Small Company Fund........    None       None         None           None           None
 AIM Global Value Fund..................    None       None         None           None           None
 AIM International Emerging Growth Fund.    None       None         None           None           None
 AIM Mid Cap Basic Value Fund...........    None       None         None           None           None
 AIM Premier Equity Fund................    None    $1-$10,000      None           None       Over $100,000
 AIM Select Equity Fund.................    None    $1-$10,000      None           None           None
 AIM Small Cap Equity Fund..............    None       None    $10,001-$50,000     None           None

AIM GROWTH SERIES
 AIM Basic Value Fund...................    None       None      $1-$10,000     $1-$10,000        None
 AIM Mid Cap Core Equity Fund...........    None       None      $1-$10,000     $1-$10,000        None
 AIM Small Cap Growth Fund..............    None       None         None           None           None

AIM INVESTMENT FUNDS
 AIM Developing Markets Fund............ $1-$10,000    None         None           None           None
 AIM Global Health Care Fund............    None       None         None           None           None
 AIM Libra Fund.........................    None       None         None           None           None

AIM INVESTMENT SECURITIES FUNDS
 AIM High Yield Fund....................    None    $1-$10,000      None        $1-$10,000        None
 AIM Income Fund........................    None       None         None           None           None
 AIM Intermediate Government Fund.......    None       None         None           None           None
 AIM Limited Maturity Treasury Fund.....    None       None         None           None           None
 AIM Money Market Fund..................    None       None         None       Over $100,000      None
 AIM Municipal Bond Fund................    None       None         None           None           None
 AIM Short Term Bond Fund...............    None       None         None           None           None
 AIM Total Return Bond Fund.............    None       None         None           None           None

AIM SPECIAL OPPORTUNITIES FUNDS
 AIM Opportunities I Fund...............    None       None         None           None           None
 AIM Opportunities II Fund..............    None       None         None           None           None
 AIM Opportunities III Fund.............    None       None         None       Over $100,000      None

AIM SUMMIT FUND
 AIM Summit Fund........................    None       None         None           None           None

AIM TAX-EXEMPT FUNDS
 AIM High Income Municipal Fund.........    None       None         None           None           None
 AIM Tax-Exempt Cash Fund...............    None       None         None           None           None
 AIM Tax-Free Intermediate Fund.........    None       None         None           None           None

                                                                 DOLLAR RANGE OF EQUITY SECURITIES PER FUND
                                                                            INDEPENDENT TRUSTEES
                                                   -----------------------------------------------------------------------
                                                      FRANK S.      BRUCE L.     ALBERT R.       EDWARD K.      JACK M.
                                                       BAYLEY       CROCKETT      DOWDEN       DUNN, JR./(1)/  FIELDS/(1)/
                                                   ---------------------------------------------------  -------------

SHORT-TERM INVESTMENTS TRUST
 Government & Agency Portfolio....................      None          None          None           None           None
 Government TaxAdvantage Portfolio................      None          None          None           None           None
 Treasury Portfolio...............................      None          None          None           None           None

Aggregate Dollar Range of Equity Securities in All
 Registered Investment Companies Overseen By
 Trustee in the AIM Funds Complex................. $10,001-$50,000 $1-$10,000 $50,001-$100,000 Over $100,000  Over $100,000

--------
/1 /Amounts shown include the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                                           DOLLAR RANGE OF EQUITY SECURITIES PER FUND
                                                                      INDEPENDENT TRUSTEES
                                          -----------------------------------------------------------------------------
                                                CARL         PREMA MATHAI      LEWIS F.      RUTH H.      LOUIS S.
                                          FRISCHLING/(1)/     DAVIS/(1)/       PENNOCK       QUIGLEY      SKLAR/(1)/
                                          ---------------------------------------------------------------------
AIM EQUITY FUNDS
 AIM Aggressive Growth Fund.............. $50,001-$100,000 $50,001-$100,000      None          None    $50,001-$100,000
 AIM Basic Value II Fund.................       None             None            None          None          None
 AIM Blue Chip Fund......................  Over $100,000   $10,001-$50,000       None          None          None
 AIM Capital Development Fund............  Over $100,000         None            None          None          None
 AIM Charter Fund........................  Over $100,000         None       $10,001-$50,000    None     Over $100,000
 AIM Constellation Fund.................. $50,001-$100,000       None            None          None     Over $100,000
 AIM Core Strategies Fund................       None             None            None          None          None
 AIM Dent Demographic Trends Fund........       None             None            None          None          None
 AIM Diversified Dividend Fund...........       None             None            None          None          None
 AIM Emerging Growth Fund................       None             None            None          None          None
 AIM Large Cap Basic Value Fund..........       None       $10,001-$50,000    $1-$10,000       None          None
 AIM Large Cap Growth Fund...............       None             None            None          None          None
 AIM Mid Cap Growth Fund.................       None             None            None          None          None
 AIM U.S. Growth Fund....................       None             None            None          None          None
 AIM Weingarten Fund..................... $50,001-$100,000       None            None          None     Over $100,000

AIM FLOATING RATE FUND
 AIM Floating Rate Fund..................       None             None            None          None          None

AIM FUNDS GROUP
 AIM Balanced Fund....................... $50,001-$100,000       None       $10,001-$50,000    None          None
 AIM Basic Balanced Fund.................       None             None         $1-$10,000       None          None
 AIM European Small Company Fund......... $10,001-$50,000  $10,001-$50,000       None          None          None
 AIM Global Value Fund...................       None             None            None          None          None
  AIM International Emerging Growth Fund. $10,001-$50,000        None            None          None          None
 AIM Mid Cap Basic Value Fund............       None             None            None          None          None
 AIM Premier Equity Fund................. $10,001-$50,000        None            None          None          None
 AIM Select Equity Fund..................       None             None            None          None          None
 AIM Small Cap Equity Fund...............       None             None            None          None          None

AIM GROWTH SERIES
 AIM Basic Value Fund....................  Over $100,000         None            None          None          None
 AIM Mid Cap Core Equity Fund............  Over $100,000         None         $1-$10,000       None          None
 AIM Small Cap Growth Fund...............       None             None            None          None          None

AIM INVESTMENT FUNDS
 AIM Developing Markets Fund.............       None             None            None       $1-$10,000       None
 AIM Global Health Care Fund.............       None             None            None          None          None
 AIM Libra Fund..........................       None             None            None          None          None

AIM INVESTMENT SECURITIES FUNDS
 AIM High Yield Fund..................... $10,001-$50,000        None         $1-$10,000       None          None
 AIM Income Fund.........................       None             None            None          None          None
 AIM Intermediate Government Fund........       None             None            None          None          None
  AIM Limited Maturity Treasury Fund.....       None             None            None          None          None
  AIM Money Market Fund..................       None             None         $1-$10,000       None          None
  AIM Municipal Bond Fund................       None             None            None          None          None
  AIM Short Term Bond Fund...............       None             None            None          None          None
  AIM Total Return Bond Fund.............       None             None            None          None          None

AIM SPECIAL OPPORTUNITIES FUNDS
  AIM Opportunities I Fund...............       None             None            None          None          None
  AIM Opportunities II Fund..............  Over $100,000   $10,001-$50,000       None          None          None
  AIM Opportunities III Fund.............       None       $50,001-$100,000      None          None          None

AIM SUMMIT FUND
  AIM Summit Fund........................       None             None            None          None          None

AIM TAX-EXEMPT FUNDS
 AIM High Income Municipal Fund..........       None             None            None          None          None
 AIM Tax-Exempt Cash Fund................       None             None            None          None          None
 AIM Tax-Free Intermediate Fund..........       None             None         $1-$10,000       None          None

                                                                 DOLLAR RANGE OF EQUITY SECURITIES PER FUND
                                                                            INDEPENDENT TRUSTEES
                                                   ----------------------------------------------------------------------
                                                        CARL       PREMA MATHAI      LEWIS F.      RUTH H.     LOUIS S.
                                                   FRISCHLING/(1)/  DAVIS/(1)/       PENNOCK       QUIGLEY    SKLAR/(1)/
                                                   --------------  -------------------------------------------------

SHORT-TERM INVESTMENTS TRUST
 Government & Agency Portfolio....................     None            None            None          None        None
  Government TaxAdvantage Portfolio...............     None            None            None          None        None
 Treasury Portfolio...............................     None            None            None          None        None

Aggregate Dollar Range of Equity Securities in All
 Registered Investment Companies Overseen By
 Trustee in the AIM Funds Complex................. Over $100,000   Over $100,000 $50,001-$100,000 $1-$10,000 Over $100,000

--------
/1 /Amounts shown include the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                                DOLLAR RANGE OF EQUITY
                                                  SECURITIES PER FUND
                                                 INDEPENDENT NOMINEES
                                         -------------------------------------
                                         BOB R. JAMES T. GERALD J. LARRY SOLL,
                                         BAKER   BUNCH     LEWIS      PH.D.
                                         -------------------------------
 AIM EQUITY FUNDS
  AIM Aggressive Growth Fund............  None    None     None       None
  AIM Basic Value II Fund...............  None    None     None       None
  AIM Blue Chip Fund....................  None    None     None       None
  AIM Capital Development Fund..........  None    None     None       None
  AIM Charter Fund......................  None    None     None       None
  AIM Constellation Fund................  None    None     None       None
  AIM Core Strategies Fund..............  None    None     None       None
  AIM Dent Demographic Trends Fund......  None    None     None       None
  AIM Diversified Dividend Fund.........  None    None     None       None
  AIM Emerging Growth Fund..............  None    None     None       None
  AIM Large Cap Basic Value Fund........  None    None     None       None
  AIM Large Cap Growth Fund.............  None    None     None       None
  AIM Mid Cap Growth Fund...............  None    None     None       None
  AIM U.S. Growth Fund..................  None    None     None       None
  AIM Weingarten Fund...................  None    None     None       None

 AIM FLOATING RATE FUND
  AIM Floating Rate Fund................  None    None     None       None

 AIM FUNDS GROUP
  AIM Balanced Fund.....................  None    None     None       None
  AIM Basic Balanced Fund...............  None    None     None       None
  AIM European Small Company Fund.......  None    None     None       None
  AIM Global Value Fund.................  None    None     None       None
  AIM International Emerging Growth Fund  None    None     None       None
  AIM Mid Cap Basic Value Fund..........  None    None     None       None
  AIM Premier Equity Fund...............  None    None     None       None
  AIM Select Equity Fund................  None    None     None       None
  AIM Small Cap Equity Fund.............  None    None     None       None

 AIM GROWTH SERIES
  AIM Basic Value Fund..................  None    None     None       None
  AIM Mid Cap Core Equity Fund..........  None    None     None       None
  AIM Small Cap Growth Fund.............  None    None     None       None

 AIM INVESTMENT FUNDS
  AIM Developing Markets Fund...........  None    None     None       None
  AIM Global Health Care Fund...........  None    None     None       None
  AIM Libra Fund........................  None    None     None       None

 AIM INVESTMENT SECURITIES FUNDS
  AIM High Yield Fund...................  None    None     None       None
  AIM Income Fund.......................  None    None     None       None
  AIM Intermediate Government Fund......  None    None     None       None
  AIM Limited Maturity Treasury Fund....  None    None     None       None
  AIM Money Market Fund.................  None    None     None       None
  AIM Municipal Bond Fund...............  None    None     None       None
  AIM Short Term Bond Fund..............  None    None     None       None
  AIM Total Return Bond Fund............  None    None     None       None

                                                                     DOLLAR RANGE OF EQUITY
                                                                       SECURITIES PER FUND
                                                                      INDEPENDENT NOMINEES
                                                              -------------------------------------
                                                              BOB R. JAMES T. GERALD J. LARRY SOLL,
                                                              BAKER   BUNCH     LEWIS      PH.D.
                                                              -------------------------------------

AIM SPECIAL OPPORTUNITIES FUNDS
 AIM Opportunities I Fund....................................  None    None     None       None
 AIM Opportunities II Fund...................................  None    None     None       None
 AIM Opportunities III Fund..................................  None    None     None       None

AIM SUMMIT FUND
 AIM Summit Fund.............................................  None    None     None       None

AIM TAX-EXEMPT FUNDS
 AIM High Income Municipal Fund..............................  None    None     None       None
 AIM Tax-Exempt Cash Fund....................................  None    None     None       None
 AIM Tax-Free Intermediate Fund..............................  None    None     None       None

SHORT-TERM INVESTMENTS TRUST
 Government & Agency Portfolio...............................  None    None     None       None
 Government TaxAdvantage Portfolio...........................  None    None     None       None
 Treasury Portfolio..........................................  None    None     None       None

Aggregate Dollar Range of Equity Securities in All Registered
  Investment Companies Overseen By Trustee in the AIM Funds
  Complex....................................................  None    None     None       None